Listing Report:Supplement No. 91 dated Nov 02, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 237499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1994	Debt/Income ratio:	48%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	14y 4m
Amount delinquent:	$132,859	Revolving credit balance:	$857	Occupation:	Religious
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ksmith927	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 680-700 (May-2007)
Principal balance:	$672.58	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Consolidate high-interest debt.
Purpose of loan:
This money will be used to consolidate high-interest debt in order to lower monthly payments.

My financial situation:
I have been a minister/pastor for over 17 years.?My wife and I?have?4 children, ages 7-19. My wife would like to attend medical school, but we need to consolidate our outstanding debts so that she does not have to work full-time. We recently relocated to a new pastorate, but in the previous location had purchased a home at the height of the real estate boom. We are currently renting the house out and have applied for a mortgage remodification. We have been waiting for almost 2 years for a conclusion on this matter. This mortgage is the only negative credit that we have. All other debts are current and being paid on time.

Monthly net income: $ 3,250.00
(This does not include housing that is provided nor ministry expenses which are reimbursed.)

Monthly expenses: $ 3,125.00
??Housing: Parsonage & all?housing expenses provided by employer.
??Insurance: $?275.00
??Car expenses: $ 1,000.00
??Utilities:?provided by employer
??Phone, cable, internet: Provided by employer
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1,250.00 (These are the pymts on debts we would like to consolidate)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 263035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.94%	Starting borrower rate/APR:	32.94% / 35.64%	Starting monthly payment:	$66.12

Auction yield range:	14.27% - 31.94%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-2001	Debt/Income ratio:	17%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,603	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	1
Screen name:	drbooshkit	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 97% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 3% )	520-540 (Apr-2007)
Principal balance:	$483.44	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Engineer needs to fix his car
Purpose of loan:
I need to have repairs done to?my vehicle, including brakes, rotors, calipers, tires.? This is going to be slightly more than I can afford right now out of pocket.

My financial situation:
I am?a structural?engineer.? I make $3,500 after taxes per month.? I will not have an issue paying this loan.? I have been re-paying a 36-month prosper loan for 2.5 years now, all payments on time, and scheduled to be done paying that in a few more months.? Bid with confidence, as this loan is for a much lower amount.

My monthly budget:
Mortgage/rent: $850
Insurance: $100
Car expenses: $0
Utilities: $0
Phone, cable, internet: $65
Food, entertainment: $400
Clothing, household expenses $50
Credit cards and other loan payments: $500
Other expenses: $100
---------------------------------------
Total monthly expenses: $2,100

I take home $3,500 after taxes.? Repaying this loan will not be an issue.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 412419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1995	Debt/Income ratio:	5%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	5y 2m
Amount delinquent:	$1,419	Revolving credit balance:	$2,574	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kwatzek	Borrower's state:	Ohio	Borrower's group:	1 Active Real Estate Investors & Lenders Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off collections improve credit
Purpose of loan:
To pay off my medical collections

My financial situation:
I am a good candidate for this loan because?
I have already raised my credit score from 552 to 649 , but it's going slow the past?9 months with not much?improvement.? The collections are big and taking to long to get paid off..? I have a steady secure job that?has no layoffs.?

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 45.00
??Car expenses: $ 120.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$126.88

Auction yield range:	17.27% - 21.50%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	2.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	19%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 8m
Amount delinquent:	$130	Revolving credit balance:	$5,275	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dream2live	Borrower's state:	Georgia	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$8,900.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (Dec-2007) 600-620 (Feb-2007)
Principal balance:	$1,658.83	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
2nd Step

I need this money to pay off an existing prosper loan and auto and credit cards. I would also like to reinvest within prosper. My credit has improved greatly since my last loan i hope to continue doing this with?you the lenders help.? I really believe in this community, my first loan?Prosper allowed me to pay off high interest loans freeing up money to help others and this will help me further the?refi of my prosper loan along wiwith my auto will take care of this payment allowing me to further improve ! My financial situation....?
My income in 2009 on my main job?approx?$59,500 should increase moderately?On my business i received? approx?? $17,200 after expenses? this total will?be around $19,000 @ 2009's end on my third job i received?$1,800?may slightly increase?next year.. monthly cashflow is no problem and will improve as a result of this loan.??????????????????????? thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$160	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loyalty-pie	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan
Purpose of loan:
This loan will be used to pay off existing credit cards and other debts so I will have one payment only.

My financial situation:
I am a good candidate for this loan because I pay my existing bills ontime. I want to?pay off?my existing debts so?I can start my Fence Contractor Business (wood, chain link, pvc, etc..) next year 2010. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$471.74

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,532	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	elegant-leverage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital for eco-company!
Purpose of loan:
This loan will be used to help our eco-friendly kids tableware company manufacture in large quantities. This loan will be used to buy the materials required to make the tableware, such as resin, colorant, and labels for the graphics. We will also use the loan to purchase packaging for the products. We are eager to get our products to retailers and on our site for the holidays.

My situation:
I am a good candidate for this loan because I have invested a large amount of money and time to make this company succeed. We have orders placed and a list of retailers eager to receive our products for the Christmas rush. Your loan will help us get our products out to retailers in time for the holidays. We are a very unique company, with a new take on how kids tableware is done. Our products are good for the kids and earth. Our products are made from sustainable raw materials, which allows us to meet the present need with out compromising the future. This is a start-up company with huge potential. Please help us make our dreams a reality!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$421.62

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1992	Debt/Income ratio:	33%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	23 / 19	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	29y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,482	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	700-720 (Aug-2009) 720-740 (Jul-2009) 740-760 (May-2009) 660-680 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
My second prosper loan
Purpose of loan:
This loan will be used to pay off credit cards and reduce payments

My financial situation:
I am a good candidate for this loan because ,I have successfully paid my inital prosper loan as well as other expenses I work very hard to maintain my credit rating .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2002	Debt/Income ratio:	13%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,526	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	elegant-funds	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
PAY OFF TWO HIGH RATE INTREST?CREDIT CARDS? AND FOR ?SOME DENTAL WORK? THAT I HAVE BEEN PUTTING OFF . I HAVE BEEN BACK AND FORTH WITH MY CREDIT CARDS TRYING TO UNDERSTAND WHY THEY RAISED MY INTREST RATES EVEN THROUGHT I HAVE NEVER BEEN LATE OR MISSED A PAYMENT WITH THEM. AND WAS TOLD IF I DIDN'T AGREE WITH THE TEARMS I COULD CANCEL THE CARDS AND PAY THEM OFF!?SO THATS JUST WHAT I PLAN ON DOING .???

My financial situation:
I am a good candidate for this loan because?
I HAVE A GOOD SOLID JOB AS A DELIVERY TRUCK DRIVER ,
I HAVE?MINIMUM HOUSING EXPENSE BECAUSE I STILL LIVE AT HOME
AND MY CAR IS PAID OFF.?

Monthly net income: $
$2,213.52
Monthly expenses: $
??Housing: $150
??Insurance: $ 134.00
??Car expenses/gas: $ 100.00
??Utilities: $150.00
??Phone, cable, internet: $70.00
??Food, entertainment: $100.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $550.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	50%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,621	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gold-volcano	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
Pay off credit cards and consolidate debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, have a steady job and an excellent work ethic.? I care about my credit score and want to consolidate my debt.

Monthly net income: $ 25000+? Commission is beyond the 25k base.

Monthly expenses: $
??Housing: $ 550
??Insurance: $
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $ 25
??Food, entertainment: $ 25
??Clothing, household expenses $ 60
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1988	Debt/Income ratio:	7%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	81	Length of status:	1y 2m
Amount delinquent:	$6,329	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-cycle	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car
Purpose of loan:
This loan will be used to purchase a car.

My financial situation:
I am a good candidate for this loan because I understand the importance of financial responsibility.? The circumstances that drove my score down were not in my control.? Unfortunately, we had a substantial loss in income.? We are now back on track and finding it difficult to obtain financing.? Prosper was brought to my attention by a close friend who thought this might be the best route to take.? The car that we are looking to purchase is a privately owned vehicle and we are getting an extremely good deal on it.? Your consideration would be greatly appreciated.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1986	Debt/Income ratio:	10%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	1y 10m
Amount delinquent:	$5,269	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	j42472	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate, establish credit
The Picture:

? I'm the guy in the Tan shirt, I'm interviewing someone about the art show they're participating in.

Purpose of loan:

I need to build credit here, I was doing a 1000 loan but the fee was too high so I'm going for 2K (the 3% fee is just over the minimum 50 bucks)

The delinquency:

That's?a fake debt - I had a Sears credit card that was written off, a collection agency bought the debt (which I no longer owed) and filed a deliquency against my credit.? The collection agency is dirty, so I'm researching how to get that off my report now.

My financial situation:

I work for a software company that makes software for the financial industry, i.e. stockbrokers.? I take home over $700 a week and my wife and I could easily live on my paycheck (including paying our debt) and use hers for savings.? She takes home about $500 a week, and we have a renter/roomate who pays $500 a month.

I have loaned a small amount of money on prosper in order to generate income, and I am a "cranky yankee" when it comes to spending money.? I recently laid out a budget by taking actual entries from my checkbook and bank statements and classifying each entry into the categories below.? These numbers represent my actual monthly spending.?

I live on cash now, I have 6 months' expenses sitting in the bank, and I'm just trying to repair my credit for future needs.

Monthly net income: $ 6,500.00 (approx)
Monthly expenses: $?4,547.97
rent? ?$? 1,200.00?
wife ?debt? ?$???? 730.00??
groceries? ?$???? 450.00??
my debt? ?$???? 401.10??
car repairs? ?$???? 262.67??
dry cleaning and laundry? ?$???? 117.60
hair? ?$???? 175.83??
new clothes? ?$???? 166.67??
heating oil? ?$???? 150.00??
entertainment? ?$???? 130.00??
gasoline? ?$???? 125.00??
car insurance? ?$???? 109.95??
telephone? ?$???? 100.78??
health clubs? ?$????? 156.00??
cable internet? ?$????? 68.24??
transportation? ?$????? 59.00??
house gas? ?$????? 58.82??
electric? ?$????? 53.81??
parking? ?$????? 32.50

So part of the 1100 that's going to credit card payments will go to this loan, and hopefully will build my credit so I can go for the 10K loan next time.

To the 2 people who stiffed me on loans, I hope your situation improves, you realize your mistake and make up for it by loaning on prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	18%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	4y 4m
Amount delinquent:	$1,057	Revolving credit balance:	$12,315	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justice-magnifico	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Medical Bills
Purpose of loan:
This loan will be used to?pay off medical bills

My financial situation:Very Stable
I am a good candidate for this loan because?I have a tenured position in my employment, therefore, solid job security

Monthly net income: $ $6100

Monthly expenses: $
??Housing: $1800
??Insurance: $150
??Car expenses: $621
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $700
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$525.45

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	38%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$46,216	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SmartReStart	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$9,228.27	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Smart ReStart
Purpose of loan:
This is a relisting for this request - I have lowered my request per some feedback I received during the listing and we will tighten our belt further to make this a success.? I really appreciate all the thoughtful insight during and after the bidding closed and feel fortunate that along with funding requests the participants on this endeavor also seem to really care about the success of both the lenders and borrowers in achieving their goals - financial freedom.? Based on some of the questions about why we needed a second loan I am providing a short explanation below.

Unfortunately, like millions of other people, life happens and?my debt free goals?hit a snag - we had major house repairs in August (had to?hook to the county sewer at a cost of more than $20K) and?in October 2008 my indigent brother in law passed away and we had to pay for the funeral (even though we tried to keep it as simple as possible it still cost $7K).? So things have not gone as fast as I would have hoped.

Regardless of stimulus payments to credit card companies ? by our tax dollars ? these same companies are now turning around as if that money was not enough and raising the interest rates on credit cards to limits that make it virtually impossible to pay them off in any reasonable amount of time. We were forced to use our cards to pay for these major expenses and then these same cards that were averaging 15.6% went to a WHOPPING 29.99% because we were?almost maxing them out.??We have always paid these cards on time and even tried to throw in a little extra from time to time ? but that didn?t matter. This second loan will be used to pay off only our credit cards and I will then leverage this savings to pay off other debts (cars, dental) saving us thousands in interest. I have calculated that by paying off $12K in debt at an interest rate of 13% or better we will save more than $300 per month in just making minimum payments alone ? what an incentive!

My financial situation:
I am a good candidate for this loan because I have worked hard over the years to build a good life for my family even in the roughest of times we have not ignored our commitments to lenders. As in my all my debts, this loan will be repaid and on time too! My husband and I make good salaries at this stage of our life and would love to rid ourselves of this burden. Anyway - thanks for the consideration. I will one day return the favor.

Monthly net income: $ 9200.00

Monthly expenses: $
Housing: $ 2450
Insurance: $ 400
Car expenses: $ 1100
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $ 1000
Clothing, household expenses $ 200
Credit cards and other loans: $ 2300
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$753.50

Auction yield range:	8.27% - 20.00%	Estimated loss impact:	8.97%
Lender servicing fee:	1.00%	Estimated return:	11.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,969	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-path	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Hotel Property
Purpose of loan:
This loan will be used
Me & my business group consisting of 7 other people are buying a 4 star hotel property. We?are purchasing the property?for cash without any bank loans and this is the reason we are getting a great deal. I would have provided you with the details of the property, earnings and purchase price?but due to the sensitive nature of the deal I don't want to jeapordize it. I have committed $300,000 for this deal, but I have $280,000 and I need $20,000.?My group has already made a down payment of $350,000 (my downpayment contribution is $50,000) on the hotel deal and the rest?will be paid of closing.

My financial situation:
I am a good candidate for this loan because I already?have a?retail business (gas station) which generates $8,000 per month and my wife also works earning $2,000 per month. I intend to repay this loan within 6 month. I have a great credit score, very little?revolving credit cards loan which I payoff each month. We have no kids and monthly expenses of $3,500 per month. I am very desciplined, driven, and educated (MBA in Finance & Information Systems).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.90%	Starting borrower rate/APR:	16.90% / 19.10%	Starting monthly payment:	$213.62

Auction yield range:	11.27% - 15.90%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1984	Debt/Income ratio:	31%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$275,996	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	salynn	Borrower's state:	California	Borrower's group:	Bay Area Techies
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Entreprenuer pre-funding loan
Adhereinc.com, ADHERE, is a company that has been in business 7 years doing information securty services. In the past 6 months our services consulting has been less than expected. We have NEW contracts, but in order to reduce operating costs, we would like to move our offices and obtain some remote/virtual services. To make the move costs some "start-up" type costs, but the return should be quick.

[LAST NAME DELETED]
CEO and Founder
Adhere, Inc.
www.adhereinc.com

(formerly SeyMoor Technologies, Inc. and available on D&B)

[PHONE DELETED]
88V-ital-s40

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$108.86

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,570	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	money-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off my credit cards with high %.

My financial situation:
I am a good candidate for this loan because?I?always pay bills on time.I am a hard working, responsible person.
I would really appreciate if you help me out. My goal is to have?my finance in control, not it controls me.
Thank you in advance.

Monthly net income: $ 1600

Monthly expenses: $ 1400
??Housing: $?200
??Insurance: $?0
??Car expenses: $ 350
??Utilities: $?0
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $?0
??Credit cards and other loans: $ 550
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 6.34%	Starting monthly payment:	$36.51

Auction yield range:	3.27% - 5.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	4.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,281	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	precious-dough	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Visa Payment, Medical Bills
Purpose of loan:
This loan will be used to? pay off my credit card balance, because my credit card APR is extremely high and I have medical bills that I could not pay for in full at the time of service.?

My financial situation:
I am a good candidate for this loan because? I have a thousand + dollars in medical bills right now due to a high deductible insurance plan.? I am a GREAT candidate for a loan because I have had a credit card since I was 15 and have never missed a minimum payment.? I am extremely responsible with monthly bills, and it is a huge priority to me to get out of the debt that I have accrued from medical bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	34%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	6y 8m
Amount delinquent:	$7,154	Revolving credit balance:	$4,029	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	orange-impressive-silver	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my College Tuition
Purpose of loan:
?I want to use this loan to pay for my?college tuition and expenses. I want to pursue my dream career in Law enforcement.

My financial situation:
I am a good candidate for this loan because? I know I have made some mistakes in my young life with my credit, but I have learned from my mistakes and I want to turn my mistakes into something positive. I am very responsible, I will have no problem paying this loan back in full. Thank You for understanding.

Monthly net income: $ 3,922.00

Monthly expenses: $
??Housing: $ 0.00????
??Insurance: $ 99.50
??Car expenses: $ 438.00
??Utilities: $?50.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 650.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1997	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	2y 10m
Amount delinquent:	$100	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to pay off old bills that I thought i had taken care of. I am tring to clean up past mistakes and need some help to try to get back on the right track.

My financial situation:
I am a good candidate for this loan because while my current credit standing is not very good Im trying to get it cleaned up. I work for a private company that is going strong and expanding. I am also a full time employee that has a guarenteed 40 hour work week every week.??I also have recently paid off a 5 year loan on my car.
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 75.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.40%	Starting monthly payment:	$51.27

Auction yield range:	11.27% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$300	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-emperor8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Micro-Loan for Startup
Dear Lender:

I'm requesting a business loan in the amount of $1500 to use in efforts to advertise and pay for expenses to host a card game tournament at the end of November as well as other events in December and January. I'm a good candidate for this loan because I can quickly pay off this loan after this event. I'm expecting 40-50 teams to register for the event netting $4000-$5000.

I decided to become an independent event promoter and I do not want to use my 401k to fund the startup. My background is in marketing and public relations. I'm working part-time, so I am confident that I can repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$273.42

Auction yield range:	8.27% - 13.00%	Estimated loss impact:	7.29%
Lender servicing fee:	1.00%	Estimated return:	5.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	23%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,718	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	truth-adventure	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt into a fixed rate, fixed payment installment loan.

My financial situation:
I am a good candidate for this loan because of my good credit history and my stability, ablility and willingness to pay back debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,437	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	harmonious-dough2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for Laser Surgery
Purpose of loan:
This loan will be used to pay for a medical surgery

My financial situation:
I am a good candidate for this loan because I have good credit, very responsible,? trust worthy, pay my bills on time etc.?

Monthly net income: $2500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2002	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intergrety	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$2,230.95	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Inventory for holliday season
Purpose of loan:
This loan will be used to help me stock up on inventory and increase marketing of the organic hair and skin care products that we promote. The holiday seasons represent?the highest?demand periode?for our products.
I am fully employed, and also?promote, on my spare time or part time,?the benefits of using organic based skin and hair care products for the entire family.
My financial situation:
I am a good candidate for this loan because i am fully employed and my track record shows that I repay my debts on time. Plus, demande for the products mentioned is?increasing continueosly.?

Monthly net income: $2000

Monthly expenses: $1200
??Housing: $650
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1988	Debt/Income ratio:	60%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,670	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	leverage-thinker	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high intr. Credit Cards
Purpose of loan:
I want to pay off my high interest credit cards and have one monthly payment.

My financial situation:
I am a good candidate for this loan because I have a good credit score, I pay my bills on time and I have enough income to cover my expenses.

Monthly net income: $2500 from work.? $1100 from rental income

Monthly expenses: $
??Housing: $1300
??Insurance: $60
??Car expenses: $400
??Utilities: $60
??Phone, cable, internet: $50
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$588.65

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,457	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-prometheus	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up to help FL Sm Businesses
Purpose of loan: I had a successful business consulting for small businesses wanting to grow and/or enter into new markets in PA that I would like to start here in FL but need some start up money.? Unfortunately after being laid off from the corporate world 5 years ago, I?lost my?great insurance and had to spend all of my savings on medical care.??I am caring for my elderly parent so moving back to PA is not currently an option for me.?

This loan will be used to?Invest in marketing my business, float money to pay bills until steady stream of client payments can come through.? Additionally, I already have 2 clients and would also like to use approximately $7,500 to invest in some expansion opportunities with one of these clients as he expands his business.?

My financial situation:? I have great credit and have always been dilligent about paying bills on time.? I do have personal debt which I can cover with my current income but this leaves no additional money for me to expand my business and really help more small businesses succeed.

I am a good candidate for this loan because?I have a good credit history but due to medical issues have depleted my savings and do not have the extra money necessaary to really see my business take off here in FL.? While my business was small in PA, it was in the black every year.? My 18 years in the corporate world gave me all the experience (I rose quickly in the ranks and managed hundreds of people and multi-million dollar budgets for AT&T) and gumption to get it done!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$527.36

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2001	Debt/Income ratio:	49%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,765	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	reliable-listing4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP US Make a Fresh Start
Purpose of loan: This loan is for debt consolidation! My?wife and I are currently paying ridiculous interest rates on our credit cards. In upwards of 27% .... We are planning on eliminating all our credit cards if this loan gets approved. We are in the final steps of Dave Ramsey's Financial Peace University and can become closer to being Debt-Free with the help of this loan!

My financial situation: I feel we are great candidates for this loan. We have NEVER been late on any payment and have always kept good credit close to heart. Please note that my wifes income WAS NOT allowed as a factor for my approval status. We have been married for 6 years and plan on many more. She makes $30,000 per year alone. I know are debt/income ratio is not looking good. Please note that is the purpose for this loan. We want to make a secure future for our family and believe that a 36 month plan like Prosper offers will be a perfect tool. I have been at my employer for over?3 years and my?wife has been at hers for 9. We own our own home. Have one car that is paid off and a big elephant on our backs called CREDIT CARDS....Please help us make a fresh start by selecting our loan. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$334.63

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	12%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,271	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	yield-ambrosia	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hopefully 3rd time is a charm
Purpose of loan:
This loan will be used to?pay off credit card debt which is at too high a rate.

My financial situation:
I am a good candidate for this loan because?I have a good job, steady income, and a good credit rating.? I have posted twice before on Prosper and received?only 25% funding.? I went?on bankrate.com and for a 5 year jumbo CD with a minimum investment of $100,000, the highest rate is 3.50%.? I am asking for a fair rate based on?current market conditions for my FICO score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,013	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	bazaar-tycoon	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Businesses of America Rule
Purpose of loan:
This loan will be used to fund a small business that is already profitable, we need extra capital to build onto existing company. Looking for someone who believes and supports small businesses of America.

My financial situation is stable and increasing.
I am a good candidate for this loan because my business is already profitable and I am looking for extra capital to grow my business and eventually hire other Americans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$185.79

Auction yield range:	6.27% - 18.99%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$51,382	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-class-exchange	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards that I?used while helping to financially support a small company. That venture began to fail so I left the company because I could not provide any more capital and found myself in quite a bit of debt because of that, as well as poor spending decisions at home.? Now that I can say that I have "tried it on my own," I am now employed by a very strong company in healthcare IT with executives that have a track record of success, and that I have previously worked with for almost 10 years.? I have a stable salary again and am eager to work my debt down, but need a cushion to lower the credit card balances as I begin to pay things off.? This loan would be incorporated into my overall debt, but feel I can now handle these payments with a stable paycheck.

My financial situation:
I am a good candidate for this loan because I make a good salary and am very eager to get back to a stable financial condition that I previously enjoyed before taking this business risk.? It will not only improve my credit and financial situation, but will hopefully bring stability to my home and family life as well.

Thank you in advance for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.54%	Starting borrower rate/APR:	10.54% / 12.65%	Starting monthly payment:	$243.91

Auction yield range:	4.27% - 9.54%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	40%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,024	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-funds0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This Loan would help me get up to date and stay ahead. I will pay off immediately a few high interest credit cards that are keeping me from saving money. This loan would help me save enough to get ahead and cover all my credit card debt. I would like one loan with one interest rate and the opportunity to save money.

My financial situation:
I am a good candidate for this loan because, I have a solid job that pays me well enough to stay ahead and pay all my bills on time. I am a manager with a specialized license that ensures my position with my employer. I also have a part time to give me that extra to make more money. I make enough money? to maintain and pay.?All of my credit has been paid on time in the last 36 months, and all of my other bills are always on time.?????????????

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 185
??Car expenses: $ 465
??Utilities: $ 170
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?550
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$140.77

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$171	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	copusqueen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	760-780 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	1 ( 7% )	740-760 (Aug-2009) 680-700 (Jul-2008)
Principal balance:	$3,183.89	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Award-winning music group expands
Purpose of loan:
This loan will be used to expand on the success of an independent music label.? Since previously raising $5,000 via Prosper, one of the groups on the label has recorded a CD that has been nominated for 'best acoustic album of the year', is on the official ballot for a Grammy Award in 2010, has been played on national and international radio, as well as cable TV (reaching #9 in March).? The group now has a publicist,?a radio promoter, and is selling on CDBaby and iTunes.??The independent music label now has a new catalog website that includes other artists who present conscious music and lyrics.

My financial situation:I am a good candidate for this loan because I have an excellent credit score, have paid all bills on time, have paid $2,000 down on the previous Prosper loan, and have personally matched the loan with my own investment capital.? This new $4,000 will pay of the balance of the previous loan and have some remaining capital for marketing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.75%	Starting monthly payment:	$49.29

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1996	Debt/Income ratio:	37%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	50	Length of status:	5y 2m
Amount delinquent:	$105	Revolving credit balance:	$5,080	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	59	Homeownership:	No
Inquiries last 6m:	3
Screen name:	me29	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 660-680 (Mar-2008)
Principal balance:	$3,068.39	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Consolidate a few bills
My financial situation:
I am a good candidate for this loan because?.? I will pay on time each month.? I am?always looking for ways to improve my credit!

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 90
??Car expenses: $ 350
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $?349
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	9%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	18y 6m
Amount delinquent:	$275	Revolving credit balance:	$7,943	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rupee-lightning	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Property Taxes
Purpose of loan:
This loan will be used to? pay property taxes????

My financial situation:
I am a good candidate for this loan because?I have been a nurse for several years and can repay this loan.?

Monthly net income: $ 3000

Monthly expenses: $ 1278
??Housing: $ 618
??Insurance: $ 135
??Car expenses: $ 0
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2000	Debt/Income ratio:	27%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,892	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	samurai0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt of 15,000. Currently, my credit card is charging me ridiculous amounts of interest and although I am making 300-500 a month, I'm not able to get ahead of the debt. I am looking for assistance in paying off this debt so that I will not be charged such a high interest rate.

My financial situation:
I am a good candidate for this loan because I have a stable and successful job. I was just promoted this year as well. I currenlty am making payments on this loan, but due to high interest rates, I can't seem to pay off the whole debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1989	Debt/Income ratio:	184%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	28 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$32,663	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	exciting-transaction	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? consolidate our debt so we can stretch our funds until my husband gets his job back., He is laid off

My financial situation:
I am a good candidate for this loan because? I pay my bills and have not been late for a few years

Monthly net income: $ combined with my husband $3,300.00

Monthly expenses: $
??Housing: $ 1643.00
??Insurance: $ 200.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	26	Length of status:	7y 1m
Amount delinquent:	$7,550	Revolving credit balance:	$7,638	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying investing software
Purpose of loan:
This loan will be used to? buy investing software,? So far
?the posted results are very good. I would like to make a living doing this if it all works out.
My financial situation:
I am a good candidate for this loan because? I have not defaulted on any loans recently, all loans and CC are current, I have settled lots of my old debt and?the old
??????????????????????????????????????????????????????????????????? settled and delinquint should ?drop off soon.The?HR is based on old credit history and I have not defaulted one any
??????????????????????????????????????????????????????????????????? current loans.
????????????????????????????????????????????????????????????????????I have reviewed the trade record for the last month and the profit has been substantial, plus the backtesting???
???????????????????????????????????????????????????????????????????? they?have done for the past 2 years has gained about $12,000 a month?I hope to make vey good
??????????????????????????????????????????????????????????????????? money off this investing, I will be using $5,000 of my own to invest. If it does not work out like I hoped i am going
????????????????????????????????????????????????????????????????????to ?look for a second job to pay the loan. If all works out this will be a short loan, hopefully less than 1 year.
Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 390
??Insurance: $ 60
??Car expenses: $ 150
??Utilities: $?
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.65%	Starting borrower rate/APR:	24.65% / 26.95%	Starting monthly payment:	$158.30

Auction yield range:	8.27% - 23.65%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	5%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	14y 2m
Amount delinquent:	$5,153	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	guzdog	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 80% )	780-800 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 20% )	680-700 (Jul-2008)
Principal balance:	$3,197.83	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit card.

My financial situation:
I am a good candidate for this loan because?I have good credit history; have been working for the same school district for 12 years; pay all my bills on time; and my wife also has a job, so our income is steady.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 800
??Car expenses: $ 658
??Utilities: $ 500
??Phone, cable, internet: $ 300
??Food, entertainment: $ 500
??Clothing, household expenses $ 600
??Credit cards and other loans: $?800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$214.13

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1977	Debt/Income ratio:	9%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$425,073	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	enriched-point	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cost of hard money;awaiting trad.
Purpose of loan:
This loan will be used to pay the fees?to extend hard?money covering 2 recently rehabbed rental homes in St Louis MO.? During the past year I have begun to purchase property at?65% LTV, rehabbing?them, and holding them for rental income.? As I began to do this investing, the rules for investors were changed - limiting the number of homes?an investor holds to 10, and more frequently 6 properties.? Currently, these 2 homes awaiting conventional financing, are rented.? One for?$735, the other for $935.
The?ARV for the homes?currently is $85,000 and $98,000.? I owe hard money for?$45K and?$73K @12%, and because I need to extend the hard money, there is a 2% charge due Nov.1.??The $7500 covers the?2%, and the hard money for one month.

My total rental holdings include 2 townhomes in Charlotte, NC.? Both are rented.? I also completed a first purchase in St Louis for a home that is rented for $800, a Section 8?rental.? ?My husband and I also own our home in Gilroy, California.? The total properties owned by us is now 6.? Hence, the 'tieup'with conventional financing.? I am beginning to pursue alternative sources, or I will seek to sell the homes.?

Because of the rental home's income, plus the salary I have, it is possible to pay this loan.? My plan is to continue with the real estate work and pay things off sooner.
I am a good candidate for this loan because? I will be able to pay it back in a timely manner.? I have a good credit history, and a solid job.? I am a tenured teacher. (third grade) I also have the additional income from rental properties.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$89.68

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1977	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	0y 10m
Amount delinquent:	$86	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	energ_y	Borrower's state:	Illinois	Borrower's group:	Collective Proprietary Investing Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Energy Efficient Heating System
Purpose of loan:
Purchase 98% efficient tankless water heater, water/water heat exchanger, and coil.? Home hot water will be provided by feeding heated water to existing tank, used for storage, and coil in existing furnace, thereby converting both to 98% efficiency (see Navien).
My Financial situation:
I am a good candidate for this loan because my energy audit business is stable (though not yet producing reasonable income to owners).? My partner and I are responsible.

Monthly net income: $ $2000

Monthly expenses: $ 1,500
??Housing: $ 500
??Insurance: $ 150
??Car expenses: $ 250
??Utilities: $ 125
??Phone, cable, internet: $ 25
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$200.06

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1976	Debt/Income ratio:	39%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$16,440	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Zuzu	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	680-700 (Jul-2009) 700-720 (Apr-2009) 720-740 (Sep-2008) 700-720 (Dec-2007)
Principal balance:	$2,004.76	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off a line of credit
Purpose of loan:
Looking to pay off the remaining balance on my credit cards.? I will be paying off all but one card and closing all but 2 cards? As you can see from my other prosper loan, I've made every payment on time since I got it in September 2008.

My financial situation:
I work as a Compliance Specialist at the 3rd largest bank in Hawaii, however?I have been employed in the financial industry for 7 years.? I work in compliance, something that the banks need more now than ever, it is a very stable position (unlike the mortgage lending areas).? Being on an island doesn't require a car so I have no car payments or insurance.? I'm also in the process of finding a part time job to hopefully pay off everything sooner.? I'm not sure why, but prosper says my credit score is much lower than it should be.?

Aprox Monthly net income: $ 1900.00

Monthly expenses: $ 1195.00
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities:?$ 50
??Phone, cable, internet: $?50
??Food, entertainment: $?100
??Credit cards and other loans: $ 495
???????? $50 - Discover @0% so no need to consolidate this loan
???????? $150 - Personal Loan
???????? $95 - Prosper Loan
???????? $200 - Line of Credit

On a side note, it states my first trade line is 1976.? That isn't really true due to I'm on one of my parents cards.? My actual first trade line is 2000.
As you can see I have enough money to pay my loan. And my credit history speaks for itself.? I have been a lender since August 2006 and a borrower since September 2008.? Thanks for helping me finally pay off all my high interest credit card debt.
Thanks for looking and bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$794.00

Auction yield range:	17.27% - 32.00%	Estimated loss impact:	36.38%
Lender servicing fee:	1.00%	Estimated return:	-4.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1976	Debt/Income ratio:	29%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$24,155	Revolving credit balance:	$13,653	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrivaled-peso	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my AMEX credit card

My financial situation:
I just started an excellent new job after being out of work for 2 1/2 years following a lay-off. I am a good candidate for this loan because I have?started a new executive-level position and I have had an excellent credit history until the past six months.? I am now in the financial recovery phase as I start my new job.? I have eliminated?many expenses and cut back in other areas.? I am capable of paying this loan on a regular basis.
Monthly net income: $ 10362

Monthly expenses: $ 8825
??Housing: $ 3400
??Insurance: $ 400
??Car expenses: $ 250
??Utilities: $?650
??Phone, cable, internet: $ 175
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 2000
??Other expenses: $ 1300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,800	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	unequivocal-benefit	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for Start-Up
Purpose of loan:
This loan will be used to ensure operating capital for a start-up franchise.

My financial situation:
I am in a unique position to take over a tanning salon franchise with great brand recognition. Sales at this location are high and I am able to take over because the current franchisers have violated their franchise agreement on multiple occasions, been provided with the opportunity to rectify, but have been unresponsive. I am close friends with the Franchisee company owners and they have asked me to step into the location for nothing down, except to secure operating capital.
I have extensive retail management experience and the ability to operate and market this location efficiently and effectively. This is a great opportunity. Thank you for your consideration.

Monthly net income: average $21,000

Monthly total expenses: average $10,715

Free operating income. pre-tax net = $10,285
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,060	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ND33	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards, etc..
Purpose of loan:
This loan will be used to pay off my existing credit cards so I can get lower rates.

My financial situation:
I am a good candidate for this loan because my income is sold and stable and I have ended my credit card spending.? I have realized the perils of credit card debt and I'm looking to make a clean break from a stressful debt burden.? My status is High Risk because of a Verizon Wireless bill from a few years ago where they charged me the outrageous termination fee and I contested it.? They ended up referring it to a collection agency.

I am a doctoral student trying to get my credit card bills and other bills paid off and get lower rates.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.19%	Starting borrower rate/APR:	10.19% / 10.54%	Starting monthly payment:	$161.78

Auction yield range:	3.27% - 9.19%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1988	Debt/Income ratio:	43%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	24y 2m
Amount delinquent:	$0	Revolving credit balance:	$66,634	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loan-saga	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
After getting divorced I found myself having to rely on credit cards more often than I would have liked.? With the amount of alimony and child support I had to pay my ex-wife there wasn't enough left for me.? Now, I am finished "paying off" the ex-wife and can start paying off my credit cards easier.? I'd like a peer-to-peer loan for others who may be empathetic to my situation.?

My financial situation:
I am a good candidate for this loan because I am retiring?after a 25 year career in the military and have secured a job as a contractor in the Middle-East for the next two+ years.? With my retirement pay and the tax-free income I'll be receiving overseas you can feel very confident in my abilities to pay back the loan.? I will not have any house payment/rent or vehicle payments?- as housing?and a vehicle are both?provided. Although in the past I have created a lot of debt I am dedicating my income over the next couple of years to becoming 100% DEBT FREE.

I have had a house in Colorado for the past six years which has sold and we will be closing on it the end of November. Right now me and my ex-wife have been splitting the mortgage payment.? As of 1 December I will be free of that monthly expense as well - $750.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,392	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FutureProfessionals	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for graduate school
Purpose of loan:
My fiancee and I are both in graduate school right now. Our student loans are proving to be not enough to get us by and we need a little extra to pay our monthly expenses. We will borrow enough to help us with our cost of living, plus extra to use to repay the loan until we graduate so you are assured of our ability to pay.

My financial situation:
I am a good candidate for this loan because even though our only income is our student loans, we will be graduating in December of next year.? After that, we will be making 100K/yr+ combined and will easily be able to pay back the loan in full.? I currently have a low credit score only because we have been relying on credit cards to get by up until now and I have high debt to credit ratio. However, we always pay our bills on time.

Monthly net income: $ 4000 from our combined student loans

Monthly expenses: $
??Housing: $ 1126
??Insurance: $ 200
??Car expenses: $ 260
??Utilities: $ 300
? CC Debt: $ 1000
??Phone, cable, internet: $ 166
? Groceries $ 700
? Household expenses: $ 275
? School books/supplies: $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$217.20

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	26%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,599	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	evanosky	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	740-760 (Feb-2007)
Principal balance:	$809.25	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
New Renovations for Addt'l Income
I work for Lockheed Martin (defence company) in North Texas as a computer engineer & project manager.? I have been renting this duplex for 3+ years now and it has been a great investment.? I'm hoping to renovate the two sides so that i can increase the amount of rent coming in. This site has been great before in helping me to fund a retaining wall.? I'm nearly paid off with that and am hoping to get the additional funds at less than what a personal interest loan would cost me.

I have a stable job with a great DTI ratio (which doesn't take into account the rent I'm currently receiving).? I've never been late with a loan payment and my credit score reflects that.?

Feel free to ask any other questions!

Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	20.00%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1998	Debt/Income ratio:	17%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	1y 3m
Amount delinquent:	$33	Revolving credit balance:	$31,395	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	razzoe-md	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	620-640 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 5% )	640-660 (Feb-2008)
Principal balance:	$7,832.28	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Bank on my Brain-MD reducing debt!
Purpose of loan:
This loan will be used to?pay off high interest rate credit cards and medical bills that have followed me through my medical residency.? I?applied?for a?Prosper loan in the past and have used that to?improve my credit and consolidate loans that were the results of a messy divorce.??My former spouse used financial manipulation and theft to damage my credit and destroy my savings which is how I got into trouble financially.

Note: current delinquency $33 is from a cable box my ex did not return.

My financial situation:
I am a great candidate for this loan because I have a current position as a licensed physician and a signed contract for the next three years.?I am?a hard working?physician and put myself through college, medical school and residency training.? I had to apply for loans to help pay for medical school, which is one of the reasons my debt burden is so high.?I will also?work a 2nd job at $100/hr in urgent care. I am an intelligent, responsible and caring person who finds myself?is working dilligently to improve my temporary financial situation. Thanks for considering helping me! Please also consider loans at a lower interest rate (10%?) reflective of my situation and no-risk profile!!!

Monthly net income: $?6772.84 (not including moonlighting in urgent care)

Monthly expenses:??
??Housing: $1000
??Insurance: $100
??Car expenses: $450
??Utilities: $175
??Phone &?internet: $100 (don't have a TV)
??Food, entertainment: $100?(many meals available at work)?
??Clothing, household expenses $100
??Credit cards and other loans: $1782.63, includes student loans
??Other expenses:?100 petty cash expenses.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1998	Debt/Income ratio:	59%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	25 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,672	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	peace-trooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of my 30 % apr debit
Purpose of loan:
i have 2 creidt cards that hacked their rate to 30 % and it is tough to see a $ 500 payment and only $ 80 towards principals.
My financial situation:
? i have a bs in business admin and accounting. i am working on my state tax preparer license and i will work part time in first 5 months ofd next year to pay as much debt as i can. i can make a payment of at lease $ 900 towards my loan witout any problem
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$399.98

Auction yield range:	17.27% - 24.45%	Estimated loss impact:	35.91%
Lender servicing fee:	1.00%	Estimated return:	-11.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	22%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$1,149	Revolving credit balance:	$712	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MoneyforSchool	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 6% )	600-620 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Paid off one loan - Consolidating
Purpose of loan:
This loan will be used to pay off?a business loans, tax-related debt, and a credit card.? The business did was unsuccessful and now I am employed full-time in my regular occupation and working diligently to pay off debt and improve my credit.?

My financial situation:
I am a good candidate for this loan because I have already paid off one 5K prosper loan.?I have good stable?employment and I am in the process of repairing my credit.? My wife is also employed full-time and contributes to paying our regular bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1976	Debt/Income ratio:	14%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$484	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unabashed-platinum9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car loan@24%
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am a retired fire fighter, and have owned a business before.

Monthly net income: $
1495
Monthly expenses: $
??Housing: $ 650
??Insurance: $ 42
??Car expenses: $
??Utilities: $ 30
??Phone, cable, internet: $ 125
??Food, entertainment: $ 120
??Clothing, household expenses $
??Credit cards and other loans: $ 20
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$875.76

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1983	Debt/Income ratio:	28%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$100,440	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Dmdback	Borrower's state:	Arizona	Borrower's group:	Libertarians
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$22,000.00	< mo. late:	0 ( 0% )	780-800 (Jan-2008) 720-740 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Aerospace development
.I work for a Maintenance, Repair and Overhaul (MRO) company in Phoenix, AZ. The company has been in the same line of business for the last 20+ years (repair and overhaul Auxiliary Power Units for major US and foreign air carriers) and we want to start manufacturing of new parts for APU's. We want to keep manufacturing here in the US and my boss is looking for investors. I work as CFO and have been with this same company for almost 10 years, so I have good knowledge about market and customers. We project revenues to be in the range of $200M+ within next 5 years.Personally, I have an MBA with emphasis in Finance, as well as BS in Mechanical Engineering, and have borrowed from Prosper before. The loan was paid in full.

My monthly income/expenses as follows:
Salary $9,375
Mortgages $2,380
Car payments $1,117
Car insurance $150
Health/dental ins $312????????
Food $300 Bills $1,000

Thank you for your support and feel free to ask me questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$519.25

Auction yield range:	8.27% - 13.90%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	27%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,992	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jlf187	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$1,490.08	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying of my credit cards
Purpose of loan:
This loan will be used to? Pay down debt.

My financial situation: is good, both my wife and I have good jobs. The debt if from wedding and from landscaping our new house. Not from shopping and nights on the town.

Monthly net income: $5000

Monthly expenses: $
??Housing: $2200 Mort/Tax/Ins
??Car expenses: $ 150 mo (I have company car, wifes is paid off)
??Utilities: $200 mo
??Phone, cable, internet: $100 mo
??Food, entertainment: $ 500 mo (biggest expense $diapers$)
??Clothing, household expenses $200 mo
??Credit cards and other loans: $ 600mo (but this loan will eliminate that)
??Other expenses: $500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.03%	Starting borrower rate/APR:	12.03% / 14.16%	Starting monthly payment:	$149.53

Auction yield range:	4.27% - 11.03%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,607	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KarmaBum77	Borrower's state:	Illinois	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay-off & Cancel Cards!
Purpose of loan:
This loan will be used to consolidate higher interest?lines of credit?at a lower rate.

My financial situation: I am an excellent candidate for this loan because I have perfect credit repayment history. I carry a balance on some cards because I work in a business where I get about half my salary at the end of the year. So in the past I have used credit cards to cover interim expenses. But now after the year the credit market has had, and what my card companies have done to me, lowering limits, raising rates, changing terms, I will be canceling all these cards Jan 1st. I would like to pay off some now to lower my payments in the mean time. I realize my bank-card usage %?is high, but that is because they cut my limits in half for no?reason. Thanks for considering me and I give my word this loan will be paid in full.

Monthly net income: $ 6000 (that's without my end-of-year bonus)
I make 200,000 per year but get half of my salary at the end of the year.

Monthly expenses: $
??Housing: $ 1700
??Insurance: $?300
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 270
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$300.74

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	46%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,751	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit debt
Purpose of
I plan to pay off 2 credit card and to have some left over for christmas gifts.

My financial situation? Is great all i need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you very much. . I don't know?how??to upload pictures or I would I'm not a computer savvy i just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$74,141	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	knuckleheads	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Successful business needs loan
Knuckleheads Story:

Knuckleheads Inc, designs and manufacturers all boys clothing sizes 3m-8yrs with a retro urban look. Knuckleheads attends 20 of the largest tradeshows each year. These tradeshows draw thousands of eager boutique and department store buyers each season. Knuckleheads employs 5 in house employees and 6 national sales reps.

Knuckleheads has only been around for 5 years and within this time, has gained over 1000 accounts including online stores and many international stores, in countries like Sweden, Bruni, Korea, Japan and Norway. Over one year after the first sample was produced, Knuckleheads has proven that they have found a niche in the boys market.

In addition to being featured in many print magazines, including Cookie, Boutique, Child, E-Pregnancy, Junior, Hudsons, American Baby, Ritz Carlton and Earnshaws, this unique line has also been a favorite of celebrities like, Gwen Stefani, Britney Spears, Gweneth Paltrow, Cristy Turlington, and Reese Witherspoon.

Knuckleheads was voted BEST BOYS BRAND of 2009 from Earnshaw's Magazine. Earnshaw's is the premier children's magazine in the Industry and votes are taken by store owners. It is an honor to be nominated by such a great group.

Background:
Together the owners have backgrounds in business, art and PR. With their focus on public relations and creative but strategic adversting campaigns, and taking advantage of free press and using their natural business knowledge to expand.

Forcast and growth:
The reason for loan is to pay off existing high rate credit cards. When Knuckleheads started, the owners used all resources they could find to grow their business, including taking out high interest credit cards. This loan will be to pay off these high rate credit cards.

Knuckleheads takes in pre-orders for each season totalling over $1 mil a year. Before the inventory arrives in their 5000 sq ft warehouse, Knuckleheads pre-pays for the entire shipment of goods to be sold to stores.

KH has taken out one previous prosper loan to help pay for manufacturing in 2006, and used personal credit cards to pay for all growth of the business. Owners have NEVER been late on any payments. The previous Prosper loan will be paid off next month and was taken out on wife's account, and has never had a late payment. (We can provide loan listing if requested).

With pre-orders each season, KH has already reached its sales goals for spring 2009. With the additon of the planned girls line and the mens line, this company will be a reaching its sales goals of over 2 million in sales by 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	26%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	24 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	83	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,412	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Sims05	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 560-580 (May-2008) 600-620 (Mar-2008) 600-620 (Jan-2008)
Principal balance:	$2,874.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Personal Loan
Purpose of loan:
This loan will be used to??pay off debts before I go back to the Middle East..

My financial situation:
I am a good candidate for this loan because? I pay my bills and I know how to manage money but at the end of 2007 and beginning of 2008 had personal incidents that put me behind.? I?was hired as a government contractor to work outside the US.? I am requesting this money to perform home improvements..?

Monthly net income: $ 14,376
Monthly expenses: $
??Housing: $ 1074
??Insurance: $ 250
??Car expenses: $ 625
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1400
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,770.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$661.57

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2005	Debt/Income ratio:	16%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,895	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	St3v3n	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	800-820 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008) 600-620 (Jan-2008) 640-660 (Dec-2007)
Principal balance:	$5,225.08	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
To make improvements on my new home
Purpose of loan:
To make improvements on my new home an pay off?my Bank of America Gold Option loan and Toyota.

My financial situation:
I am a good candidate for this loan because I pay my bills on time each and every month.

Monthly net income: $ 5900

Monthly expenses: $ 4881
Auto Insurance: $107
Brooke Insurance: $50
Citi Credit Card: $200
Gold Option Loan: $378
Groceries: $600
MBNA Credit Card $100
PG&E Utilities: $200
Paypal Plus Credit Card: $68
Housing: $2300
Toyota: $278??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1985	Debt/Income ratio:	30%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	60	Length of status:	24y 3m
Amount delinquent:	$156	Revolving credit balance:	$10,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Homeownership:	No
Inquiries last 6m:	3
Screen name:	coach64	Borrower's state:	Texas	Borrower's group:	Public School Teachers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	600-620 (May-2008) 600-620 (Jun-2006) 600-620 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying medical bills
Purpose of loan:
This loan will be used to pay medical bills from an unexpected surgery for my husband who does not have insurance. Our 11 month old?son had?heart surgery to close a ventricular septal defect on January 14, 2009.? He is doing wonderfully.?My children and I do have insurance that paid for most of my son's surgery. In April of 2009 my husband began having vision loss in his right eye.? He works as a ranch foreman for an eye doctor, thank the Lord!??We were immediately sent to UT Southwest Medical Center in Dallas where they found a pitutary adenoma.? My husband had surgery on May 26, 2009 to remove this benign?tumor. He is?doing very well except for the vision loss in his right eye, which is permanent.? He returned to work full time in July of 2009. My husband however did not have insurance. ?I have never been able to afford that.? Without insurance my husband was forced to cash in part of his retirement to make a down payment?so they would treat him.? UT Southwest is offering us a settlement so that we can pay the rest of the bill incurred by surgery.??
?I found Prosper?3-4 years ago when I was trying to catch up on past due balances after having helped my son pay for college.? Prosper was the answer to many prayers!?? I would much rather borrow money from an individual that has money and would like for their money to be well invested than from a bank.?I know that individuals can understand the unexpected circumstances of life and understand that people?have feelings and they are not just a number.? One of the many things?my family and I have learned through our trials is that?people in general are so good and many of them have such a generous spirit and a willingness to help and that God takes care of us and?gives us strength to face any trial.?I have already repaid one?Prosper loan and worked hard to pay off many debts the past two?years.? I am working paying on the delinquincies on my credit report ($150-some of this is past medical bills-one is for $7.00).??If you give me a chance for a loan you will not be disappointed!?

My financial situation:
I am a good candidate for this loan because? I am a good, Christian person.? I have already had?a loan with Prosper that?was paid in full.? I am not afraid to work. I am beginning work on my real estate salesman license which will give me added income.? I have taught school and coached at the same place for 24 years and moved only 3 times in 45 years.? I am very dependable.? Thanks for considering me as an investment for your money.

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 0 part of husbands' salary
??Insurance: $ 400
??Car expenses: $ 495
??Utilities: $ 250
??Phone, cable, internet: $ 250
??Food, entertainment: $?300
??Clothing, household expenses $100
??Credit cards and other loans: $?400
??Other expenses: $ 250 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2003	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,126	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	diligent-gain8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to paying off my credit cards, and consolidate them in one payment, in order to save money interest, and pay them faster.

My financial situation:
I am a good candidate for this loan because I have a permanent job with the Local Government for?more than 5 years,? giving me financial stability, and 37K/Yr verifiable W2 income to make the payments on time, also I have learned how to organize my financial drawers accordingly, and always willing to learn about financial education. Plus approx $5-6k/yr in additional income from bedroom rental.
Monthly net income: $ 2,281.00

Monthly expenses: $ 1,800.00
??Housing: $ 834.00
??Insurance: $
??Car expenses: $?
??Utilities: $?140.00
??Phone, cable, internet: $??136.00
??Food, entertainment: $ 280
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 160

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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2001	Debt/Income ratio:	26%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,145	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	fascinating-commerce	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Breathing room for Winter months
Purpose of loan:
This loan will be used to? Pay down debt and get us through until the car business is back on track.

My financial situation:
I am a good candidate for this loan because?I pay my bills and I deserve?a little help because I have had no control over economy.?

Monthly net income: $3000 average

Monthly expenses: $ 2800
??Housing: $ 2160
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 paid by?fiancee
??Phone, cable, internet: $?100
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?425
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$683.46

Auction yield range:	4.27% - 12.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1987	Debt/Income ratio:	53%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,698	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thoughtful-treasure	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate debt that I have left over from my divorce. I am a single parent two kids in college. I have been working hard to meet all of my monthly obligations. I do not miss payments and my credit rating, while currently "good," continues to improve. The interest rates on my credit cards are so high, it will take me a long time to pay them off.

My financial situation:
I am a good candidate for this loan because? I have a secure job as a public school teacher. I am not in danger of being layed off. I have a strong work ethic and fully intend to meet all of my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	62%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,627	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
Pay off debt that has occurred over the last 6 months.? My son 2 year old son was diagnosised with Autism and I have been paying for therapies with bad loans at very high interest rates.? I found this site and hoped that I could find a loan that would give me better repayment options.

My financial situation:
I am a good candidate for this loan because I am a hard-worker who does the best I can to provide for my family.? I have a stable job with a lot of senority.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$165.45

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2006	Debt/Income ratio:	37%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,664	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	matnmattie	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,894.09	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Clear Debt & go back to college
Purpose of loan:
This loan will be used to? consolidate all my credit card debt which includes an $1100 goodyear account I used up to fix the car I purchased with my last loan. And I'm using $1000 of it to get back into college so I can make life better for myself and be able to afford to have a family in the future with my fiancee. I'd like to have the music knowledge available in school so I can move forward with that as well because I've been told i have a great gift with my songwriting.

My financial situation:
I am a good candidate for this loan because? I've done great with my last loan and if I can get the new one it will help to pay faster on the first one as well instead of the high interest that I pay now. I'm a very hard worker and if I were to lose my job I would be willing to go out and get a bottom of the barrel one to replace it in order to pay.

Monthly net income: $ 1700

Monthly expenses: $ 1300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1987	Debt/Income ratio:	24%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$215,175	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	orange-credit-cocktail	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Store Opening Soon
Purpose of loan:
I have just acquired?a running business in Southern California.? The business is retail fragrance stores in the shopping malls.? One store was opened in July of 2009.? I am about to open a new store before Thanksgiving.? The stores do phenomenal business in November and December.? The purpose of this loan is to have enough cash on hand to complete construction quickly and provide enough inventories to satisfy increased holiday demand.??

My financial situation:
I am a good candidate for this loan because I have a very secure earning stream both from my full-time employment and a running business.? I have been employed at this firm for 5 years and have a very well secured career in the medical and pharmaceutical industry.? The company is doing well and is investing a significant amount of capital at my location of employment.? In addition, the business is also bringing in good stream of income.? The Christmas shopping season is upon us.? We are very well situated to do profitable business during this time generating enough revenues to payout any debt we may incur.My finances are in order.? I have enough cash available in personal and business accounts to easily cover the requested loan amount.? Being in retail, with holiday season upon us, the timing is just right to comfortably acquire a loan and easily payoff in a timely manner with almost no risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$609.57

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	15%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-bazaar-mole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for product development
Purpose of loan:
This loan will be used to?
I came across a great idea for a product which can be sold B2B - I have filed for a patent with the USPTO and a Copyright. I need seed capital to begin production of my samples. I am determined to make my business work, and a small seed funding amount is precisely what I need to get started.
My financial situation: I earn a consistant paycheck with an established financial firm - monthly income is not an issue for me, and I have zero revolving debts - no credit card amount! I pay all my bills on time and still have nearly $1000 left over for saving each month.
I am a good candidate for this loan because? I have always been extremely careful with my money and very particular about chosing my opportunities - the business project which I am developing is the best opportunity I've created for myself since graduating college. This is my chance to build something significant for my future. I am a good candidate because I have no debts which would prevent me from paying the monthly dues on this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$99.39

Auction yield range:	11.27% - 23.99%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	5%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$553	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	0
Screen name:	boiler704	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improve Credit Score & Dental Work
Purpose of loan:
This loan will be used to?pay for the some dental work that I need done.? I am currently in need of the following dental work:

Root Canal/Crown $1561
Peridonal Scaling $476
Resin-Based composie(filling) $240

The reason I am hoping to secure a loan via prosper is:

1.) To help me rebuild my credit score.? I had some financial hardships several years ago that caused my credit score to drop below 720 that I have since taken care of and am now looking to get back to where I was before.?
2.) Diversify the types of credit on my credit report.? Currently I only have a student loan and 1 credit card that I pay in full each month reporting to the credit authorities.? Having another type of loan should help improve my score.
3.) Build a history with Prosper so in the future if I need a larger loan I can show potential investors a good track record.

My financial situation:
I am a good candidate for this loan because in addition to my limited fixed expenses I have a Health Care Flexible Spending Account that will reimburse me $1000 once all the paperwork is submitted.? Although the loan period is for 3 years I plan on paying back the loan as quick as possible.

Monthly net income: $ 2,800

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 25
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300 /Student Loans*
??Other expenses: $

* My Student Loans?are currently in deferment as I am enrolled in Grad School but I am taking advantage of the free interest and paying down on the principle.? However, if for some reason?financial disaster struck?I would not have to make the montly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2003	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,226	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	138%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	hopeful-listing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Loan for Business Ed.
Purpose of loan:
I will be using this loan to purchase the educational material I need for my start-up real estate business. I am starting full-time work for a regular employer Monday November 2, so its repayment does not rely on my business success.

My financial situation:
I am responsible with my finances, pay all my bills on time, have no outstanding payments, and my current income exceeds my monthly expenses sufficiently to make on time payments on another loan. I have successfully paid off a personal loan of $1000 as well as a $15,000 car loan in the past. I have been unemployed for the last 6 months but am responsible enough with my savings that I was able to survive it without running into financial trouble. I currently live with my fiancee of four years so the numbers below are our combined finances from my financial statement.

Monthly net income: $ 2830

Monthly expenses: $ 2459
??Housing: $ 889
??Insurance: $ 185
??Car expenses: $ 150
??Utilities: $ 105
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 305
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1988	Debt/Income ratio:	46%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,147	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	RClarke72	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	620-640 (Latest)
Principal borrowed:	$10,100.00	< mo. late:	0 ( 0% )	580-600 (Jan-2008) 620-640 (Jan-2007)
Principal balance:	$1,383.29	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
The Next Step
I am a Project Manager for a local environmental laboratory.? I am 36 years old and single (with no dependents).

A couple of years ago, my mom lost her job and needed a place to live.? Having a strong sense of family responsibility, I did not hesitate to find a new place for her, my brother, and myself to reside.? Even though she currently has a job, I had to dip into my resources to help keep the family afloat while she was unemployed.

Among the things I had to do is obtain multiple payday advances (400%+ APR).? As you well know, once you get into this?pattern of borrowing against future paychecks, it is very difficult to get out of this cycle.? My first Prosper loan a couple of years ago allowed me to get out of this cycle.? However, other high interest credit card and loan payments are still present today.

This loan would allow me to payoff several of these high interest debts.

I gross approximately $4,000 monthly ($4,600 if you include bonuses received over a 12 month period).? After these additional debts have been paid, my budget will look like this:

Rent: $500
Car + Insurance + Gas: $600
Utilities:? $70-$100
Cell phone/Internet/Miscellaneous:? $200
Credit Cards, Student Loan,?new Prosper loan, etc.:?? $950 (currently $1,200)
Savings:?? $200
401(k):? Automatic 5% deduction
Food:??? $300

I have had two Prosper loans in the past.? One was completely paid off and the second will be paid off with this loan.? I have never had a missed payment on either of these loans?(or even a late payment for that matter).? This loan will help me to continue moving forward in a positive direction.

Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	11%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	16y 1m
Amount delinquent:	$3,529	Revolving credit balance:	$1,081	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TROYCHRISTOPHER	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,250.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 580-600 (Nov-2007) 580-600 (Jun-2006)
Principal balance:	$556.32	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Down Payment on Daughters Braces
Purpose of loan:
This loan will be used?to help with a down payment on daughter braces, payoff my other prosper loan less the $600.00 owed and payoff my small credit card debt.?

My financial situation:
I am a good candidate for this loan because this will be my third prosper loan. I have never missed a payment and have a 100% on time rating. I also payed my first prosper loan off early.

I am a loving father and husband. My children are ages 6 and 10 and I have been married over 11 years to my wife. I am a responsable 36 year old. The delinquent amount is related to hospital bills for my son?that are in dispute from the insurance company.

Monthly net income: $ 4000 ?plus? bonuses.

My wife works as well and her income is not included here.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	investment-upholder	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Capital for Online Retailer
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because my intention is to utilize the funds in order to purchase inventory for an online textbook store.? I hold a Masters of Business Administration from Texas A&M and am looking to begin a bright new future as an entrepreneur.? Moreover, your funds will be paid back with interest in a timely manner.
Thank you for your consideration.
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1992	Debt/Income ratio:	22%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,214	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	top-authentic-platinum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate to ONE payment. :)
Purpose of loan:
This loan will be used to? Consolidate to ONE easy payment.

My financial situation:
I am a good candidate for this loan because? I have an excellent income. NO worries on not being able to pay.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 170
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1977	Debt/Income ratio:	45%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,050	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 640-660 (Apr-2008)
Principal balance:	$2,016.39	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan -Sr. Citizen-Steady Income
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.?My two credit cards that I will paying off total $100 a month plus my?exisiting prosper loan of $135 month. Which will give me even more per month. Plus I will have extra to fix my water tank. ?I have already made 16 payments on my exisiting prosper loan and I am hoping you see that I am dependable?person.? I am trying to re-build my credit by obtaining another loan with prosper.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.? I haven't missed a payment on any of my current bills, as you can see. The inquiries are recently from when my car was wrecked and I had to get another vehicle, which my insurance paid for.??

My financial situation:? I am a good candidate for this loan because?I have a steady income and I pay my bills on time each month.?My payments are and will be automatically drafted out of my checking account each month for this prosper loan.? Please consider.....I need your help and support.

Monthly net income: $ 2269.52? ($700 monthly left over after bills)

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$833.59

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	74%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,915	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassion-ceremony0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards for good
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2000	Debt/Income ratio:	22%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	18	Length of status:	3y 6m
Amount delinquent:	$1,598	Revolving credit balance:	$10,480	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	andreak	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Nov-2007) 560-580 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay off High Interest Cards LOW DTI
Please note this is my 2nd prosper loan and that I paid off my first EARLY and was NEVER LATE!!!

Purpose of loan:
Pay off my credit cards and medical collection account bills (there are 4 with an amount of $1,500).? My credit cards have all been raised to 29.99% APR or more

My financial situation:
I have a steady job and a good income.

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1,700
??Insurance: $ 150
??Car expenses: $ 650
??Utilities: $ 130
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ paying all off
??Other expenses: $ 75

$3,405 expenses with an income of $5,000.? I have well over $1,500 to pay this loan payment monthly and on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	19.27% / 21.50%	Starting monthly payment:	$551.89

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2005	Debt/Income ratio:	59%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,830	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sensible-justice	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car and credit cars
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$1,007.27

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,604	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	As-Good-As-Gold	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish High Demand Rental Units
Purpose of loan:
A new power plant has come to our town (http://www.dom.com/about/stations/fossil/images/vchec_1009.jpg) bringing 2500 extra workers.? I have finished 17 new rental spaces in one of my buildings which will rent for $200/week and need to add some additional furniture and pay off a few material providers. ??

My financial situation:
My financial situation is stable.? We have people waiting for rooms and once I finish a few odds and ends we will easily have excess funds to cover this note.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	37	Length of status:	4y 1m
Amount delinquent:	$1,406	Revolving credit balance:	$64,860	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	flexible-contract	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Software Upgrade - Small Architect
This loan request is for the purpose of upgrading a computer and purchasing new software to prepare for 2 larger projects that will be starting soon. Although my credit has suffered this year because of late-paying clients affecting my cash flow, prior to this year my credit was excellent. I look forward to paying this loan off much quicker that the outlined terms, and it will go a long way to updating the output of the company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.30%	Starting borrower rate/APR:	12.30% / 14.44%	Starting monthly payment:	$200.15

Auction yield range:	11.27% - 11.30%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$80,098	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gain-boomarang	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I have excellent credit and always have....I am sole proprietor of a stable business (15+ years). I have no police record and never have.....I am a hownowner and have never missed a morthgage payment in 21 years.....In addition to my business, I draw Social Security ($1008 per month) and have a long-term renter ($645 per month).??? I hold a Master's Degree in Educationa and and am a professional writer and architectural antiques dealer of some renown.? You may Google my name: R. Gaines Steer (fyi: I use my middle name....).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,498	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peso-bonaza	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Sure Thing
Purpose of loan:
This loan will be used to consolidate about five credit cards into 1 loan with 1 monthly payment. I am tired of paying five different companies on various due dates with different payment amounts. I am equally frusterated by the fact that the rules on these card are constantly changing forcing me to watch the small print each and every month to avoid being taken. I just want to put everything into one loan and have a set payoff date, set payment, and set interest rate. Thank you for your consideration.

My financial situation:
I am a good candidate for this loan because I make all my payments ahead of time each and every month and pay more than just what is required. I am also more than capable of making the monthly payments as I have about $800 available per month to put towards this loan or credit card payments. I also work in Default Prevention for a lending institution and fully understand the consquinces of missing payments and defaulting on a loan. My job is also very secure and I have enough money saved away to cover this payment and all other bills for a long enough time to find a new job should something happen. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1991	Debt/Income ratio:	30%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$40,764	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	authentic-investment0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$188.58

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1994	Debt/Income ratio:	10%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$804	Occupation:	Clerical
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	return-equilibrium4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to restructuring 401k loan
Purpose of loan:
The purpose of the loan is to restructure a current 401k loan taken out prior to divorce in order to free up some money monthly for an auto purchase

My financial situation:
I have very few household expenses and a sizable 401k that will permit me to pay back within 3 months.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 50
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $ 450

I'm a good candidate for this as I have had a steady full time job for over 10 years, had great credit prior to the divorce, and have been working hard to rebuild after it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1989	Debt/Income ratio:	23%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,426	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	graceful-dough	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit card
Purpose of loan:
This loan will be used to? Pay off a high interest credit card. Looking to find a better interest rate than what the credit card companies are raising everybodies rates up to.

My financial situation:
I am a good candidate for this loan because? my credit rating is very good. I have never?quit paying any bill I?have ever received. ?I am employed full time. We own our home and have a fixed mortgage. We have no kids. We own one of 2 vehicles. I currently put both of us on a very strict budget and do not plan on going over that.? We?have simplified our lives also and reduced?or gotten rid of things to help us save money?to?be put aside for emergencies. My job actually is just to pay any extras and our?weekly living?expenses - food, gas, groceries, spending money.

Thank you for your help.

?Fair Warning I will be trying to pay this loan off early like in 2 years. I have 2 other small bills I am currently working on getting rid of first.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1980	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,233	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	commerce-fixer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payingoffmycreditcards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,541	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unique-social	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expences for insurance Age
Purpose of loan:
This loan will be used to? pay off some of the credit card debt that I have aquired from business expenses. I have $13000 saved up in my 401 k and my goal is not to use that. I have used $8000 to get my business started. I would like to keep the rest for emergencies

My financial situation:
I am a good candidate for this loan because? I pay all of my bills. My wife will be a nurse in May or 2010. When she graduates she has already accepted a job making $70,000 a year as a nurse. I will have my own store front were my name will be the only one listed and I will have a lot of foot traffic to get more customers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$343.53

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Occupation:	Tradesman - Electri...
Amount delinquent:	$0	Revolving credit balance:	$3,197	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	mighty-duty3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expand my business
Purpose of loan:
This loan will be used to? I want to expand my electrical business. I have recieved some more bids for work but cant not keep up on my own. I also need to purchase some other tools for the futurew jobs i am beign asked to do.

My financial situation:
I am a good candidate for this loan because?I pay all my bills on time and mostly ahead of time each month. I take my credit very seriously.?

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 335
??Insurance: $ 45
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$178.44

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1975	Debt/Income ratio:	20%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 0m
Amount delinquent:	$575	Revolving credit balance:	$14,593	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rapid-coin6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for the holiday season
My brother and i are starting a local christmas lighting business, under the umbrella of a well established and very prosperous christmas lighting business that has show profits for the last 12 seasons. This $5,000 is half the capital we need to be fully stocked and licensed in time for our scheduled jobs. We are good candidates for this loan, my brother and i are honest people who are not afraid of hard work. Because it is a proven profitable business we are under, there will be a quick return on investment for the lender. we are very confident about this investment and excited for the opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.90%	Starting borrower rate/APR:	15.90% / 18.08%	Starting monthly payment:	$631.94

Auction yield range:	6.27% - 14.90%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1996	Debt/Income ratio:	50%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$73,099	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BKinSM	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance my Credit Card Loan
Purpose of loan:
Refinance my Credit card debt. I have one credit card that was zero?interest and will start to?charge finance in?early 2010.?Rate should have been?around 8.9% after the Balance Transfer promotion, however?now it?went up to 15.9%. (bank has recently jack-up interest rate in early this year). So, if have to pay at 15.9% interest, I rather do it with people to people lending format.

My financial situation:
I am a good candidate because:
1. I am responsible and pay my bills on time
2. Stable job, been with the company for more than?7 years. future job?security is also stable.
3. I believe in People to people lending.
4. I had over 10k lending in prosper at one point?and currently still holding several loans (about alittle bit over 3k balance)
5. I am a?home owner

My credit situations:
1. I filled Chap 7 BK in 2001. I was making stupid financial decision in the younger age.

2. My report showing now 1?delinquent. This SHOULD NOT?be a delinquent. I have been disputing with Experian for ages. And, they still doesnt want to remove it.
This is from my Rehab student loan. When I filled BK in 2001, I included my student loan. Later on, I found out that I still need to pay my student loan. So, I went into Rehab with Direct Loan (12 months payment program). After the rehab, my loan will be back to current and all negative remarks will be removed from the credit reporting agency, according to the rehab agency. ?But, Experian hasnt done its part.
So, it has been more than 1 year that I am disputing; everytimes come back as?verified.
Here is a link about it for reading:
http://consumers.creditnet.com/Discussions/credit-talk/t-student-loan-rehab-45677.html

3. My revolving debt has gone up since last year because?I?was making home improvements on my new house, such as new fencing,?landscaping, knocking down one of the wall inside my house to make the space more spacious, changing hardwood floor and etc. Most of these are with low interest rate or zero interest rate.

Income and Expense situations:

Monthly net income: $ 3750 (after 401k, insurance, fed & state tax), excluding my wife's income

Monthly expenses: $
??Housing: $1400 (my part)
??Car expenses: <$50 (my work is?3 exits away from my home)
??Utilities: < $150?
??Phone, cable, internet: <$150
??Food, entertainment: <$200
??Credit cards and other loans: <$1000 (should reduced?when prosper loan funded)
??Other expenses: <$100?

Monthly net around $700

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.95%	Starting borrower rate/APR:	24.95% / 27.26%	Starting monthly payment:	$298.00

Auction yield range:	11.27% - 23.95%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2004	Debt/Income ratio:	48%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,426	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-balance-phoenix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card debt My financial situation:
I am a good candidate for this loan because? I work?full time?as a lab technician for a respected doctors office, which is a position I have held since graduating from University of California Irvine and I plan on furthering my career by attending PA School in Sept 2010.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$49,430	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	elevated-leverage1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital until freight increases
Purpose of loan:
This loan will be used to? provide capital until seasonal freight increases.

My financial situation:
I am a good candidate for this loan because? I have good credit and pay my bills in a timely manner

Monthly net income: $?3000.00

Monthly expenses: $?2500.00
??Housing: $ 700.00
??Insurance: $ 80.00
??Car expenses: $ 400.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$127.52

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1983	Debt/Income ratio:	11%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,489	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	computer0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking a Vacation
Purpose of loan:
This loan will be used to?Take my husband on a vacation for our 25th wedding anniversary.?

My financial situation:
I am a good candidate for this loan because? I have great credit and a decent income.?? I have worked in the same line of work for many years.?? I have lived in the same location for many years.?? I have paid off?many loans early or on time...never late.?? I have never had a?legitimate?late payment on any debt.?? My old mortgage may show 1,? but that should have been corrected many years ago.?? When we had a mortgage on our house on Locust Lane,?Citibank bought Chase (or vice versa...I don't remember which) and they said my mortage payment was lost?the month they did their merger.?? This was not true and I was able to show them the?endorsement on the back of the check.?? It showed the bank did in fact cash the check before the due date of the payment and so?it was to be corrected.

Lastly, my company uses a employment verification company.?? For you to get my employment status, salary, etc.?? I need to give you a few pieces of information.?? The company is Fiserv.?? The Company code is 10165.?? You will then need my social security number which you have and the salary key....847953.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1981	Debt/Income ratio:	13%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	1y 6m
Amount delinquent:	$255	Revolving credit balance:	$3,971	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sage241	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off short term loans
Purpose of loan:
This loan will be used to? pay off 3 short term loans.? When these are paid, I will be able to reestablish my credit by paying my other debts on time.
My financial situation:
I am a good candidate for this loan because? I have a stable job and extra income from my spouse's retirement.? Up until a few years ago, my credit rating was higher than it is now.? I was laid off from my job in early 2007 and found other employment in a more stable environment, but my salary went down around $1,000 per month net.? My credit history may show slow pay, but I have not defaulted on a loan and my house payment has never been late.? If I am approved for this loan, I will not be late on the payments and will greatly appreciate the opportunity to get back on track with my finances.? Thank you for your consideration!

Monthly net income: $ 2600.00 plus $3900 (spouse retirement)

Monthly expenses: $
??Housing: $ 1163.00
??Insurance: $ 234.00
??Car expenses: $ 0.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1100.00
??Other expenses: $ 325.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$46,798	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sharp-economy2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need short term help
I am looking for a loan to help pay off some bills and to help get me on my feet. I have a very secure job and will pay the loan back in a reasonable amount of time. This is to help me keep my credit score and to get me settled in. The loan will be paid back within 6-8 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	6.27% - 14.00%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	13%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,948	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tominator1983	Borrower's state:	Arizona	Borrower's group:	Computer & IT Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit card debt into a single payment and hopefully lower my current interest rate.

My financial situation:
I am a good candidate for this loan because I am a web developer (over 12 years of experience) and a small business owner. Yes, I have run up some credit card debt (two of my clients went bankrupt last year and I got screwed out of about $30,000 and had to practically live off of credit cards for a couple of months), but I have just about recovered from all that. I have never missed a credit card payment in my entire life, and I currently have an automated schedule set up to pull a minimum of $1,000 out of my checking account every month towards my credit card debt. Credit card companies can be evil, though, and will just randomly raise interest rates up to 22% or something stupid, regardless of how good or reliable you are. I would much rather be paying that interest to someone who deserved it, like my fellow prosper.com members.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$124.09

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	44%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
New heater for home
Purpose of loan:
This loan will be used to? pay for a new propane gas heater for me and my mothers?home and the remaining will go towards Capital One credit card balance. The cost of the heater is $1299.00 plus tax and what is left will go towards Capital One as previously?mentioned.? I do not want to put anything else on my credit card because these companys have gone crazy with their interest rate. I would like to have a three year term to pay off this loan compared to a credit card.

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid my loan in full and who has not missed or been late on any bills for the last 5 years. I have a public record on my credit report?from the year?2004. I have rebuilt my credit and score?during the last five years.??I have an extra $770.00 a month to use towards this loan if necessary.?I will repay this loan on time and will answer any questions that you may have. Thank you for your consideration.

Monthly net income: $ 1623

Monthly expenses: $
??Housing: $ 0
??Insurance: $?76
??Car expenses: $ 225
??Utilities: $ 125
??Phone, cable, internet: $ 175
??Food, entertainment: $?250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	42%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,133	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ering7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 77% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 23% )	640-660 (Sep-2008)
Principal balance:	$3,287.29	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
home repair
Purpose of loan:
This loan will be used to??get a new furnace and a?few other home repairs???????
My financial situation:
I am a good candidate for this loan because? I believe it is a moral obligation to pay back loans. I have always paid my bills .? We? just bought a bigger house to get ready for baby #2 and it took all of our savings for the down payment. As luck would have it, we had unexpected repairs to come up once we moved in and can't come up with the money as quickly as we need it. The main thing is a new furnace but there was also some minor plumbing issues. Hope you can relieve this very stressful time and help us to get financially stable.

Monthly net income: $ 5000
Monthly expenses:?$?4190?????
????Housing: $ 930???????????
??Insurance: $ 240
??Car expenses: $?750
??utilities:220
one, cable, internet: $150
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 400
??Other expenses: $ gas - 400 IRA - 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	29.08%	Starting borrower rate/APR:	30.08% / 32.46%	Starting monthly payment:	$212.48

Auction yield range:	14.27% - 29.08%	Estimated loss impact:	16.03%
Lender servicing fee:	1.00%	Estimated return:	13.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2003	Debt/Income ratio:	27%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,295	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lucy1285	Borrower's state:	California	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 13% )	640-660 (Jul-2008)
Principal balance:	$3,111.33	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Finishing off Bills
Purpose of loan:
Consolidate credit card and student loan debt in one monthly payment.????
My financial situation:
I do not have many other expenses aside from this debt so I will be able to focus all my income on paying it down.????

Monthly net income: $
3000.00
Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 90.00
??Car expenses: $ 400.00
??Utilities: $ 0.00
??Phone, cable, internet: $?75.00
??Food, entertainment: $
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$284.99

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	24%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,642	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 600-620 (Aug-2009) 600-620 (May-2008) 580-600 (Apr-2008)
Principal balance:	$3,779.72	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Tired Of Credit Card Companies
Purpose of loan:
This loan will be used to pay off 2 high interest cards
&Remainder of current Prosper Loan..One payment is easier than 4

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,938	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	flamenco6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt
Purpose of loan:
This loan will be used to?help consolidate my debt and get rid of it as soon as possible.?

My financial situation:

I have?5 credit cards I will be wanting to pay off. chase- currently have a 900.00 balance bank of america- currently have 1,950.00 balance. citibank visa- currently have?400.00 balance. american express- currently have 1,250.00 balance. rbs mastercard- currently have 2,900.00 balance. I do have one student loan from sallie mae that I'm paying off from college. I have about 700.00 left on the loan. I pay about 52.00 a month and have never been late on a payment. I'm currently trying to not go out as much and stay home to help have extra money. I'm trying to put 100 dollars a week aside to help pay off my bills. I'm also not going to college for 2 semesters to help pay off my debt and trying to get financial aid since I will be 24 next year and able to claim myself as a independent. Hope this answers your questions.

Monthly net income: $ 1200.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0- car insurance already paid for the 6 month premium
??Car expenses: $50
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses:? about $100 (studen loan payment, gym membership, and themepark membership)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 17.18%	Starting monthly payment:	$78.01

Auction yield range:	4.27% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	13%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,492	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-healer	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time for a better interest rate.
Purpose of loan:
This loan will be used to refinance other obligations.

My financial situation:
I am a good candidate for this loan because I have more than adequate cash flow to pay the debt service, and am in a stable employment situation in a position I have held for over eight years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,850.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$219.39

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	27	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,768	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	99	Homeownership:	No
Inquiries last 6m:	0
Screen name:	determined-p2ploan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTED: Less Paper Cuts
Purpose of loan:? My weighted average cost of capital (WACC) is just over 19.3%.? My credit cards have rates between 9.9% and 28.9%.? I would be using this Prosper loan to pay off the highest interest rate credit cards to reduce my WACC substantially and make all accounts current.? The added bonus is that I would relieve myself of having to pay (3) of my credit card payments every month.? It would be great to lessen the number of paper cuts?from?those (3) monthly?bills!!!

My financial situation:? I am a 36 year old male, and I accumulated all of my?credit card debt and my student loans while "paying" my way through college.? After college, I spent 8 years?working for a large financial consulting institution?as a strategic cost?analyst; then?6 months ago, I became an independent financial consultant.??The majority of my clients made the transition with me from the large institution to my independent practice as they?recognized an immediate cost savings while continuing to work?with me.??My clients pay an annual fee, thus my income is steady.

My credit score:? Last year, my income was greatly reduced as a result of the economic recession...employer cut compensation.? As a result,?I fell behind on all?of my payments; thereby causing my poor credit score.? However, the transition to an independent consultant?has been going very well, and my income is?steadily rising with every new client that?hires me.? Once again, I am?paying?all of my credit cards and student loans: however, (2) of my credit cards show deliquent as I am on a payment plan.? It has?been a very difficult?time for many Americans, and it taught me to?focus on my personal spending.? I realize how ironic it is that a strategic cost analyst would need to be "taught" to watch his personal spending, but I've also heard that doctors smoke cigarettes.??My wife and I currently rent a condo, and I?am extremely motivated to get my credit score on the rise, so that we can take advantage of the huge real estate opportunities.??

Monthly income, expenses and net cash flow:? I have listed my monthly expenses below, which shows my net cash flow as $616.

Monthly net income: $ 4,252

Monthly expenses: $ 3,186 (fixed expenses)??
Condo rent: $ 955
Auto payment:? $ 0 - own my car outright
Auto insurance: $ 86??
Gasoline:? $ 160
Utilities: $ 180?- gas, electric,?cable, phone?
Credit cards and student?loans: $?1,255 - reduced?by $350 if I get Prosper Loan
Business expenses: $ 250?- website/email hosting, cell phone...I work out of my condo
401k loan payment: $300

Monthly expenses: $ 450 (variable expenses)?
Food, entertainment: $?250??
Clothing, household expenses $?200

Monthly net cash flow: $ 616
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	36%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,843	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blastergirl	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing First Home
Purpose of loan:
This loan will be used to purchase?my first home. The house is a used mobile home situated in a manufactured housing community.

My financial situation:
I am a good candidate for this loan because I would like to invest in my first home and not get over my head. I realize that manufactured homes do lose value, but I plan on living in this home only 3-5 years. I would be putting equity into something because I would actually own the home.

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $80
??Car expenses: $ 359
??Utilities: $0???
??Phone, cable, internet: $80
??Food, entertainment: $ 100
??Clothing, household expenses?$200
??Credit cards and other loans: $77
??Other expenses: $ 329.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 12.34%	Starting monthly payment:	$365.30

Auction yield range:	3.27% - 10.99%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	27%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	determined-liberty1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more Discover
Purpose of loan:
This loan will be used to? get a better rate to pay off Discover loan (15.99%)

My financial situation:
I am a good candidate for this loan because? Always pay on time...more tham minimun payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1983	Debt/Income ratio:	11%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Occupation:	Executive
Amount delinquent:	$6,159	Revolving credit balance:	$5,179	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poetic-camaraderi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?pay bills?

My financial situation:
I am a good candidate for this loan because??I ?always pay my credit card?bills. I have 3 doctor bills owed on my credit report, that agreed originally to be paid by my attorney.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 300
??Phone, cable, internet: $250
??Food, entertainment: $1200???? Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$121.37

Auction yield range:	11.27% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1993	Debt/Income ratio:	11%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,109	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	repayment-monger	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay my credit cards
Purpose of loan:
This loan will be used to?pay my credit cards.

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time.? We? had financial issues a few years ago due to our daughter being ill but since then we have been paying all of our bills on time.? My husband and I both have good jobs and make?decent money.? My husband has been with his employer for 22 years.? I have been with my employer for just over 2 years.? We make approxiamately $100,000 together.? We are responsible, hard working people who are just looking for alittle help.

Monthly net income: $1700-2100 myself and approxiamately $3600 for my husband

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 185
??Car expenses: $?250 for gas, no car payment?
??Utilities: $ 400
??Phone, cable, internet: $?130
??Food, entertainment: $?1000 groceries
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1994	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,902	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	eze567	Borrower's state:	Connecticut	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007) 620-640 (Nov-2007) 700-720 (Mar-2007)
Principal balance:	$639.20	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
3rd loan for Prosper success story!
This loan will be used for home improvements on my recently purchased 1st home. This purchase was possible because I was able to rebuild my credit with loans through Prosper. I will be purchasing and installing new windows with this loan. I will also be able to take advantage of a $1500 tax credit for installing new windows. Thank you for considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	37%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,071	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sergeant6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move several states away for a job
My family and I live in Michigan, where the extremely depressed economy has yet to show signs of recovery. I am fortunate enough to have a dependable full time job that pays enough that we can just afford to get by. My wife works as well, but has to limit work hours in order to care for our young children, including one son who is autistic and has many needs. I have been offered a job in Florida that pays a significant amount more than what I make now. They do not pay relocation costs, and because up until now we have only made enough to get by, we have no money to pay for a move. My wife works for herself and therefore has the flexibility to continue to work wherever we are. With the new job in Florida we will be much better off financially. This is such a fantastic opportunity, I don't want to have to pass it up.

I have spent hours researching the most economical way we can move our family and I am asking for the least amount I believe we can get by with. I am extremely financially responsible and always pay all of my debts. This move is a tremendous opportunity for my family. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	25%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,904	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	queenfela	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 560-580 (Jul-2008)
Principal balance:	$806.28	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay high interest credit cards
Purpose of loan:
This loan will be used to pay off some credit cards with high interest.?

My financial situation:
This loan will be used to?payoff?high interest credit cards.? I am working hard to bring down the amount I owe on my credit cards but the complex interest rates makes this a very long and hard process. This loan will help by lowering the amount of interest that I am currently paying and will increase my cash?flow? by approximately $500 per each month and this extra money can be used to pay off other credit,?bills and medical expenses.??

I have been on time with all of my payments and I am scheduled to pay off my current Prosper loan 8-9 months early.? I have?raised my credit score?and?have also?brought down my credit balances.??

I have worked consistently and continuously for the past 25 years, fifteen of them at my current job (Company merged 3 years ago).?

I believe in keeping my?commitments (financial and other) that I make?and I have especially?honored the one that has been financed by regular folks.I am trying to move forward.? Please help me achieve this.? The loan payments would be auto deducted from my checking account .? Please consider me.?Thank you. ??

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 185
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses ( support to mom): $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	29%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,757	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	drianavy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	780-800 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Good Bye!! Credit Cards!!!
Purpose of loan:
This loan will be used to payoff the last few credit cards in my name at a lower interest rate.....

My financial situation:
I am a good candidate for this loan because??my credit score is 780 which shows i've got good credit...I've always paid my bills on time and continue to do so....im working very hard to square myself away financially to take care of myself and my 2 little girls

I've unfortunately been pinched by the economy twice now...so my employment history isnt as long as some may like but i have a steady work history... I recently started with the company i am with now and prior to that i was hired by a construction company which unfortunately after 10months?couldnt afford to keep me.....and prior to that I was with the same company for 8yrs...(which was offshored b/c the work could be done much cheaper overseas)

Lastly:
I've had a prosper loan in the past and paid it off in full....

"If you keep doing what you're doing, you'll keep getting the results you've been getting" Albert Einstein
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	23%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,889	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aitakumi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Debt Consolidation Loan
Hi, I have tried Prosper before and found it to be beneficial for myself and others.? As my previous loan went well, I decided to make a bigger investment and consolidate all my loans into one payment.? To me, the math is simple.? I benefit from a lower, combined, monthly interest and a smaller combined monthly payment, to which?then I can pay more towards my premium per month.? You benefit simply by letting me borrow the money instead my current banks.? I would rather pay interest to someone else who can benefit from it instead of another institution.? If my loan is funded, I plan on paying more than the monthly required payment so that I can get pay this loan off faster than?three years.? That means you will not have to wait three years to have your investment returned to you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$934	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	serene-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Testing the Process, Perfect Credit
Purpose of loan:
I do not need the money as I have significant liquid assets and a great credit score.? However,?I have a couple of outstanding?private student loans that are at 7.75% interest from getting my MBA at Stanford a couple of years ago.???I have chosen not to pay them off as I have been blessed with a couple of great opportunities to invest at much higher rates of return (~20%).?? That said, I feel that I am a great credit, and that given the current savings rates of around 1.5-2%, that I should be able to find people willing to lend me money at a much lower than 7.75% rate that I am currently paying.? I am using this loan as a test to see how the process works and see if I can in fact get a better rate.? I am hoping to get something at 6% or better.? And if it works, then I may come back for more.

My financial situation:
I am a good candidate for this loan because I have more than $200K in equity invested in real estate, 401K, and alternative private equity.? I have a significant amount of cash, but I am holding it for commited investments of higher returns.? My credit rating is north of 800, I have a large credit limit on my cards, and never carry a balance.? My employment is somewhat untraditional, as I am doing contract consulting work in environmental sustainability and alternative investments on my own, and therefore do not have a W-2.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2003	Debt/Income ratio:	18%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$45	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	best-credit-confidant	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Impeccable Credit Seeks Loan
Purpose of loan:
I have a side start-up business in the urban apparel industry. We're based in New York City and over the last year, we've been growing and recently our goods have been placed on a high traffic website. Our main inventory manufacturer is overseas and we need to place some bulk orders in the next few months - mainly to meet the demand we expect on this new website.?I need a financing bridge between our manufacturer and our distributor (website)?from the point-of-sale.

My financial situation:
I have a flawless credit history.
I have a credit score of 740.
I have zero credit card debt.
I live rent-free, with?approximately $300 monthly expenses and approximately $2,400 monthly after-tax income.
I have a very stable full-time working for one of the largest remaining firms on wall-street.

Thanks and feel free to contact me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1995	Debt/Income ratio:	15%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	0y 10m
Amount delinquent:	$2	Revolving credit balance:	$2,236	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	unassailable-payout	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen upgrade
Purpose of loan:
I have recently purchased a house. I want to upgrade the kitchen appliances.

My financial situation:
I am a good candidate for this loan because? I hace been in the same line of work for 10 years and receive salary and commission averaging $50000 a year per two years tax returns. Also I qualify for the first time home buyer credit which i will get when i fill my 2009 tax's!

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 759????????
??Insurance: $ 125
??Car expenses: $ 400
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.04%	Starting borrower rate/APR:	13.04% / 15.18%	Starting monthly payment:	$202.28

Auction yield range:	4.27% - 12.04%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	38%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$47,048	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-web8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair the roof
Purpose of loan:
This loan will be used to?
Repair damages to my roof due to age and weather
My financial situation:
I am a good candidate for this loan because?
I have an excellent credit and I have never been late on any of my payments
Monthly net income: $
$4980
Monthly expenses: $
??Housing: $ 900
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $?180
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1991	Debt/Income ratio:	42%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$37,081	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vigilance-expert8	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Read, Won't be disappointed
Purpose of loan:

My financial situation:
I?have NEVER been late on any payment on any debt.? I simply would rather pay you than any credit card company.? This loan is to pay off a very high interest rate on a credit card company that seems to keep raising thier rates on me. We unfortunately had to run up?some credit card debt due to a move for a career change.?The repayment on this loan?is setup directly from my checking account. I would greatly appreciate this loan to?pay off the credit card company for which we plan never to use again.?

Monthly net income: $
5,000+
Monthly expenses: $
??Housing: $ 799
??Insurance: $?250
??Car expenses: $?200
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$111.68

Auction yield range:	8.27% - 33.00%	Estimated loss impact:	7.30%
Lender servicing fee:	1.00%	Estimated return:	25.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1985	Debt/Income ratio:	42%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,368	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	flexible-transaction8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Breaking the Cash Advance Cycle
Purpose of loan:
I need this loan to get myself out of the cash advance cycle that has managed to suck me in. 6 months ago, due to unexpected and untimely expenses, I was forced to get a cash advance and have been struggling to break free of the insanely high interest payments and the vicious cycle.? I have found myself needing to take out one advance to pay off the previous advance and so on.? The only reason I have not been able to do this yet, is because I am determined to make sure my other monthly bills do not fall behind so I am not able to pay as much to the cash advance fees as I would like.

My financial situation:
I don't have the best credit history, however this can be attributed to my college years and having several high rate credit cards that I managed to max out while in school still. I am a good candidate for this loan because I have become more financially aware and responsible, and work hard to make sure my bills are paid on time every month. Once I escape the cycle of Cash Advances, I will be able to start saving all the interest currently being charged by the Cash Advance Lenders and use that to consolidate other debt.? My goal is to get enough of my debt paid off in the near future so that I can look forward to purchasing my first home and hopefully take advantage of the firs time home buyers tax credit.?

Monthly net income: $ 1950

Monthly expenses: $ 1400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$327.63

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$80,896	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DNRTravels	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Business Credit Card
Purpose of loan:
This loan will be used to? Pay off credit card used for business

My financial situation:
I am a good candidate for this loan because?? We have operated a successful Sporting Goods and Custom Printing Business going on 4 years now, We used a high interest credit card for inventory, and now would like to pay it off, and pay the interest to people instead of big bank, that will not loan small businesses money right now.
The banking section is really disappointing to me right now in this area.We are NEVER late with any bills, or invoices, and have been 100% on time for 4 years plus now.

Monthly net income: $ 8000.00

Monthly expenses: $
??Housing: $ 1900.00
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 50.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$104.76

Auction yield range:	8.27% - 28.00%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,596	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to pay off credit cards.
I am a good candidate for this loan because??Steady household 2 income earners.
My credit has zero late payments I pay all debt on time or ahead of schedule.??
?My household income comes from 3 diverse sources and is growing.
?We are fully insured including umbrellas for both business and personal, health and autos/home.
?We both?carry life insurance of 1 Million each and have a Trust plus a will all in place. We have 1 girl 30 months old (our first and only child).
We are?very healthy and work hard all day and all year.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$92.23

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,999	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-fairnessasaurus-rex	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preschool teacher paying off debt
Purpose of loan:
This loan will be used to pay off a Chase Credit Card

My financial situation:
I am a good candidate for this loan because I always always pay my debts on time! I am a preschool teacher with steady employment. I recently graduated school and I am loving my new job. During school, I used my credit card for expenses and now I have a credit card with a very high interest rate. I would love to pay you my interest instead of Chase. If you need any other references such as landlords, employers, or any other person you think would verify my responsibility let me know.
Thank you very much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$508.45

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	21%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,990	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MrPortico	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 95% )	760-780 (Latest)
Principal borrowed:	$11,400.00	< mo. late:	1 ( 5% )	740-760 (Mar-2008) 700-720 (Jun-2007) 700-720 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidating High intrest cards.
Purpose of loan:
I have a couple of CC that have grown in balance and realized the interest rate was off the charts.? I'd like to get this set at a lower rate and a fixed payment to help with budgeting.

My financial situation:
I'm in stable situation as far as job and profession is concerned.? I have a large savings that I keep for emergencies.? I have consistently handled any debt that I owe and have a very strong sense of responsibility for paying it off.? I'm a very safe bet to pay off your loan.? I'm currently having to borrow legal fees to work through a family matter but it should be resolved without any significant impact to my budget.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1992	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,537	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	HipsClothing	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$5,284.91	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidating a few bills
Purpose:
This purpose of this loan is to consolidate a few credit cards.

Finances:
I am a good candidate for this loan because I always pay on time and pay the amount due.? My credit score is above 720 and I intend to keep it there and higher.? I had bad credit at one time because I was in a car accident and broke my back.? I couldn't work and my bills became past due.? It took years to get my credit back to a respectable rating.?? That will NEVER happen again.

Monthly income:
I am self employed and do not have a certain amount that I make every month.? I always have money to pay my bills and then some but I want to combine things into one bill.

Expenses:
I do not have a rent or mortgage to pay, no car payment, no grocery bill, nothing to pay.? All of my needs are taken care of by my parents in exchange for work that I do for them.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1987	Debt/Income ratio:	23%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,511	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	startingover4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting back in control
Purpose of loan:
This loan will be used to?
I want to get rid of a payday loan I had to take out due to my landlord not paying his morgtage company and having to move with no notice. I incurred alot of additional expense. I am looking to combine 4 smaller bills into one payment.
My financial situation:
I am a good candidate for this loan because? I pay my debt. I have employment, have been in same field since 1983. I have a steady 2nd job.
I also at this time am buying my current home on contract is a mobile home but I am on title with contract owner.
Monthly net income: $ 2250.00 job one plus commision can range from zero to 4k in a month. 2nd job is 350.00 a week takehome.

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 120.00
??Car expenses: $ 400.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 350.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$322.57

Auction yield range:	8.27% - 18.00%	Estimated loss impact:	8.92%
Lender servicing fee:	1.00%	Estimated return:	9.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	50%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$47,768	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	relentless-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Turning things around
Purpose of loan:
This loan will be used to turn in a leased vehicle early and pay off some smaller debts.? This will save me about $950.00 between the lease payment, insurance and gas.

My financial situation:
Life is more than just a credit score. I have a lot of debt, but? I never pay late.? My credit history is lengthy.? If you look at my payment history... I pay on time and in full.? I'm trying to turn things around here as far as getting rid of some debt. I did not list rental income from my rental property because a family member handles that aspect. I do have retirement income from military service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,514	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abdulfrk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Apr-2008)
Principal balance:	$4,088.27	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
buying a used car
Purpose of loan:
This loan will be used to? buy me a car for my family

My financial situation:
I am a good candidate for this loan because? right now is not as good as it used to be

Monthly net income: $ 2000

Monthly expenses: $?all togather 1200
??Housing: $ 300
??Insurance: $ 0????
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 30
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	6
Screen name:	accordion5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Web Optimization
Purpose of loan:
This loan will be used to?further my?company's?online presence as Atlanta's premier hardwood & tile?installation company.
My financial situation:
I am a good candidate for this loan because?My company is growing & with a little push will increase 25% next year.?I have not missed a payment on any of my lines of credit in three years. I have an opportunity to get my web site optimized in time for the start of the new year. I could save the money in three or so months but I would loose the time. I dont have a W-2 because I own my business, I do however have tax returns if needed. The reason for lowering the amount last requested is, my brother Jeremy gave $1,500 tword my web site.?If you would like to, please check out my site at www.call4install.com. The web site company that I am useing for my optimization can be found under www.brighttribe.com. They are going to make several changes to the site, adding content?as well changing some content to make it more appealing. They will need no help in representing the quality of work as you will see?by the body of work.?

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $?320.00
??Car expenses: $ no car loans
??Utilities: $ 220.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$593.19

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1984	Debt/Income ratio:	34%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	29y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,517	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kentucky60	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	780-800 (Latest)
Principal borrowed:	$32,500.00	< mo. late:	0 ( 0% )	780-800 (May-2008) 800-820 (Nov-2006)
Principal balance:	$7,003.77	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Cash influx for child care center
I am a medical specialist who is a part owner in a?child care center which opened 3 years ago and we are currently reorganizing the center to change the age structure from 6 weeks to 12 years to 6 weeks to 6 years.? Part of that process involves accreditation which has many upfront costs for teacher classes, additional educational materials for classrooms and changes in room layouts involving purchasing additional furniture.? Accreditation will ultimately allow us to increase our tuition and also enhance our marketability.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 8m
Amount delinquent:	$205	Revolving credit balance:	$2,003	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Naxor	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Restructure
Purpose of loan:
I have what was a 2 family house that was turned into a single in the past by the previous owner.I plan to use the money to turn it into a 3 family house and rent out the down as 2 - 1 bedroom apts..This is being accomplished?with so little due to my need to only fill in a single wall on the first floor to separate the units again, buy cabinets at local habitat for humanity, and purchase the appliances (fridge and stove) for rear apt..The upper apt, where I will continue to live only needs a starter kitchen, one water line run up?and an electrical box run up. (It is already semi-finished).
This is to move those charges from my credit card since they decided to double the interest rate this month, as they have done to so many people to get ahead of the Feburary 2010 law that will come into effect.
Times are tough right now with construction.? I need this little push to help my family with income.? Moving this off the card will help us.

My financial situation:
This is a land contract house and my expenses are as follows:
$437.53????????- month mortage and property taxes. (land contract. no interest. Only owe $17400.00)
$212.00????????- month in utilities - includes, cable, phone, electric, gas, water and sewer, insurance.
???????????????????????? I own my car out right.?I currently have no?other expenses.

There is a medical bill that?appeared?for $205.00 that was from a car accident 3 years ago when a semi-truck hit me that was paid by thier insurance company.? I have to contest?it. I ?was not aware of it until now.? Best to be up front with everyone.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1999	Debt/Income ratio:	31%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$292	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	finance-sage	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new furnace
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?? i have always paid my bills. the only reason we needed the loan was because we just bought the house and that ate up our savings. this was an unexpected expense

Monthly net income: $ 3500

Monthly expenses: $ 2300
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 12.83%	Starting monthly payment:	$200.66

Auction yield range:	3.27% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1994	Debt/Income ratio:	7%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,121	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pinnacle10	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cc from home improvement
Purpose of loan:
About a year ago I remodeled my kitchen and other parts of my house.? I paid for most of it upfront, but the remaining $11,000 I decided to put on my credit card rather than sell any investments.? Over the last year I've paid it down to just under $6000.? My interest rate is decent for a cc at 13%.? I just can't stand having a balance on my card and cringe anytime I see my statement with a balance.? I'd much rather have a loan on Prosper with a good interest rate and consistent payments.?

My financial situation:
Income:
Teacher net pay: $3740
Rental property: $420?? (after expenses)

Monthly payments:
Mortage: $2040? (insurance and taxes included)
Electric/Gas: $210
Phone: $35
Internet: $20
Cable: $45
2nd Credit Card: $600 - $1000 (this card I pay off each month.? It includes regular daily expenses such as groceries, gas, entertainment, as well as travel)
Cash: $300? (each month I give myself $300 in cash for various things like eating out and entertainment)

Total Income: $4160
Total Expenses: $3250 - $3650

This leaves me with plenty of extra cash, which I've mostly used to pay down my credit card balance over the past year.

I also have roughly $18,000 in liquid investments that I could access if needed.? With this loan being less than $200 a month I don't see it as likely that I'll need to use that.? Over the past year I've managed to pay an average of nearly $500 a month.? As of September of this year I'm even making about $180 more per month.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$263.98

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	43%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Loan-trust25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to refi credit cards
Purpose of loan:
This loan will be used to pay off one of my credit cards faster, so I can re-invest.
I have a revolving credit card with a 8000 balance at 14%. At the current rate (with revolving terms)?it will take me over 10 years to pay the card off paying?$300 a month. With a prosper installment loan making the same payments, I can have this paid off in 3 years or less.

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I haven't been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	29%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,230	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pleasant-moola	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get back on track
Purpose of loan:
This loan will be used to purchase eye glasses?as the current pair no longer provide the corrected vision. I also need to purchase the last quarter of the year medication for diabetes and glaucoma. I had glaucoma surgery last year and developed an infection. I used over half of my flexible spending account paying for the infection and weekly appointments. I also need to replace the positive temp application in my plumbing. This controls the hot and cold water temperature and with the cold weather, I really need hot water.?I have a high interest loan that I want to payoff which will allow me to have more money for the household.?Due to my employer not distributing increases and bonuses this year, I had to use my savings to cover?incidents that occurred throughout the year such as flooding in part of the home. Now my property taxes are due,? ???????

My financial situation:
I am a good candidate for this loan because I make every effort to pay back all of my creditors even if it means taking on an additional job. I make my payments on time and try to live within my means.

Monthly net income: $ 2746

Monthly expenses: $
??Housing: $ 1167
??Insurance: $66
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 278
??Other expenses: $ 217
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.74%	Starting borrower rate/APR:	32.74% / 35.16%	Starting monthly payment:	$329.75

Auction yield range:	14.27% - 31.74%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1989	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,608	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jw1672	Borrower's state:	NewYork	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 91% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 9% )	660-680 (Oct-2006)
Principal balance:	$183.05	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
paying off Bank of America
I would like to my credit cards down.? Slowly, but surely.? I can get out of debt in 4 years, but I need a little breathing space to do so.

I've decided to rent out two rooms in my house to help me with my debt.

Reducing my B of A credit percentage would be a start.??? I closed the account, and would like to pay it off.

It makes it more difficult to pay everything else off.

Prosper would save me $2000 just on this bill.? But even more, because I'd be paying off my other debts faster as well.

I am about to finish one prosper debt in November.?? I only had three one month late payments. ? I can do it.? I've been doing it for three years.

You can see that I've paid off Prosper responsibly.? Only a couple payments late.? It's a much higher priority than any bank.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.74%	Starting borrower rate/APR:	18.74% / 22.50%	Starting monthly payment:	$36.52

Auction yield range:	8.27% - 17.74%	Estimated loss impact:	6.91%
Lender servicing fee:	1.00%	Estimated return:	10.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1990	Debt/Income ratio:	41%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,770	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	razor196	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Womens Clothing Line Expanding"
Purpose of loan:
This loan will be used to?
To buy products in bulk for cheaper, enabling my company to recieve more profit per sale.?
Also to inevst more into marketing my business to generate more?sale. ?

My financial situation:
I am a good candidate for this loan because?
My copmpany is in the start up phase but growing rapidly selling?an average of?50 products per?month, with limited finacing and advertsing.
These sales dont include family and friends.?

Monthly net income: $
900
Monthly expenses: $
??Housing: $?275
??Insurance: $75
??Car expenses: $?OWN VEHICLE?
??Utilities: $?40
??Phone, cable, internet: $ 40?
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
??Credit cards and other loans: $?75
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$293.34

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	10%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	29y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,354	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	LAKEPOINTE	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	720-740 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 700-720 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
MEDICAL PROCEDURE FOR HUSBAND
Purpose of loan:
This loan will be used to pay for a medical procedure for my husband.
My husband is fighting stage 3b lung cancer.? He has been receiving chemo treatment from Kaiser for 3 1/2 years.? In the last year he has been resistant to all chemo his oncologist has tried.? We discovered a place in Long Beach, Ca that will biopsy your tumor and subject it to different chemo drugs and recommends to your oncologist which drug is best for you.? Of course, Kaiser will not pay for procedure. ? But instead of husband acting like a guinea pig trying drug after drug, just zapping all your energy, killing your body in the meantime, we're?hoping this procedure can offer some help.? We just found out about this procedure and have paid $500 already for consultation.
My financial situation:
I am a good candidate for this loan because?I am able to take on the payment for this loan.? My last loan was for $25,000 and I even paid it off early. I am still employed but?I am not receiving the salary I was before and consequently we've depleted most of our savings.? I have been employed in the same position for over 30 years and with the same company for over 36 years.??Even though there has been a change in my income, i have paid all my bills on time and haven't been late on any credit card or mortage in over 7 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	36%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,713	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	McWeaze	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 620-640 (Feb-2008)
Principal balance:	$820.11	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Dental Work
Purpose of loan:
I am in desperate need of Dental work, I recently broke a tooth which will need a crown to repair, and with the halloween season I just pulled out a large filling eating a starburst I hope to get by with a new filling but it may need a crown as well

I am asking for $3000 because the fillings are $1200 each and after the prosper loan fees I will need what is left if I do require 2 full crowns, If I am able to get by with only one I will use the rest to have any other needed dental work taken care of.

As you can see my first prosper loan has never had a failed payment, as a small lender myself on prosper I understand the importance of these loans being payed back on time. Paying my bills on time is my highest priority, I am able to repay this loan with money that I have just freed up after finally paying off another medical bill

I do not understand why my credit risk is HR, my last loan I was a D risk, and according to prosper my credit score has increased by more than 20 points, My guess is prosper finally adjusted their rating scores to be more accurate. However I fully plan to repay this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,050	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balance-bada-bing	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital
Purpose of loan:
This loan will be used as a working capital to fullfill small order of export of scrap metal from US

My financial situation:
I am a good candidate for this loan because? I am in profitable business of exporting scrap metal from US to far east countries. This fund will be used as a working capital to fullfill a order
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$141.22

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1999	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	30	Length of status:	31y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,421	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	hudzilla01	Borrower's state:	Texas	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 660-680 (Aug-2007) 660-680 (Jun-2007)
Principal balance:	$1,932.39	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Remodeling The Bathrooms
Purpose of loan:
This loan will be used to? remodeled my two bathrooms. We started remodeling three years ago our whole house and were down to these last two rooms. It will be used for all new tubs, fixtures, flooring, and cabinets.

My financial situation:
I am a good candidate for this loan because? I've been employed with the same company for 31 years. I've also paid on time my existing Prosper loan and have 10 remaining payments. I'm showing 3 late payments on my credit report and one is for a mortgage payment taht was 32 days late. This was during our recent refinance and they did not receive the payoff until the second day of the month. The other two I believe were for small credit card payments that were just forgotten. Everything has been up to date and the mortgage company said they were going to remove the one late payment.? NOTE: I don't know why I'm listed as a D rating when two years ago I was a B rating but in the meantime my credit score has gone up 40 points??

Monthly net income: $ 5,600

Monthly expenses: $ 3356
??Housing: $ 1161
??Insurance: $ 205
??Car expenses: $ 305
??Utilities: $?335
??Phone, cable, internet: $125
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 475
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$100.03

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,574	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cashregister	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FORD E350 16' BOX TRUCK
Purpose of loan:
This loan will be used to pay for my box truck that I already own.? I use it for my own business more information is at http://www.chicagoloopmovers.com.? We already own the truck we just purchased it on a credit card which has a very high APR so I want to use Prosper instead to get the APR down.? Please call me if you have any questions on my business line at 773.321.8181.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $ 0 live with parents
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	27.65% / 29.99%	Starting monthly payment:	$1,029.37

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$341,827	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	telmar84	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off accumulated debt that was under 0% interest for 15 months starting March 09...or so I thought. My rate went up to 20% and I called CitiBank to find out why they said I had a previous loan added to the current offer that they essentially back-dated for 15 months, and thus my 15-months was up in September. My offer on paper they sent to me I threw out and could not show proof.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time. I have never missed a payment. I am single with no kids. I have a stable steady income of 6-12k per month. My credit score is excellent. I will pay off this loan amount very early and increase the payments as needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	6y 7m
Amount delinquent:	$10,256	Revolving credit balance:	$8,821	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kustom1954	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Apr-2008)
Principal balance:	$2,044.04	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
daughters wedding
Purpose of loan:
This loan will be used to? fund daughters wedding

My financial situation:
I am a good candidate for this loan because?excellent payment history with prosper

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 949.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2003	Debt/Income ratio:	20%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,265	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrilling-fairness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Assist me to financial freedom
Purpose of loan:
This loan will be used to pay off my credit card debts and to finance my education. My credit card interest rates are so sky-high which is getting ridiculous. I'd rather get a loan here still feeling good that at least I am helping someone that is helping me, make their money work for them.

My financial situation:
I am a good candidate for this loan because I have a full-time job in health care for 2 years now and I am always on time on my bill payments. My credit score can attest to that. All I need now is to get a lesser interest rate and get the full amount of the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2000	Debt/Income ratio:	39%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,488	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	just-treasure	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in the Future of Salons
The Company is currently seeking $15,000 in investment financing.? These funds will be used for the purchase of equipment needed to operate the business.??

Countless stylists have spent years building a clientele and have?grown as much as?they can in their current salon.? The challenge many of these stylist's face is the same: a craving for independence but without the means to open a full size salon. Elite Salon Suites is the solution by allowing these stylists to own their own business and make more money without the risk and challenges of a traditional salon. These stylists will have their own private working space for the same rate as a chair rental and often less. With a solid business plan and approx. 60% of the startup funds needed, you can be confident that this is a secure investment.? The expected yearly return for this business is 19% and will fuel growth for additional locations.

As a licensed cosmetologist I have discovered the gap Elite Salon Suites fills and with a degree in Business Management I am able to lead this project to success.??? Invest in the future of salons.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	44	Length of status:	5y 0m
Amount delinquent:	$3,539	Revolving credit balance:	$22,572	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fascinating-agreement	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adertising in order to grow
Purpose of loan:
This loan will be used to? for marketings my small business. As a bankruptcy attorney in today's economy marketing is essential. This area of practive is extremely lucrative but money must be spent to reach the clientle. I would like to do more direct marketing with this money and the additional revenue will allow me to reach at least 2 additional counties than I currently market to.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I have a profitable business.

Monthly net income: $ 4000-6000

Monthly expenses: $
??Housing: $ 0 (husband pays)
??Insurance: $ 155
??Car expenses: $ 768
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	72%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	10y 2m
Amount delinquent:	$185	Revolving credit balance:	$2,730	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-holly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to buy a Used car for my Son
Purpose of loan:
The purpose of this loan is for I can buy a good used car for my son who needs it for College. About $4,000 will be used to buy a car the res $1,000 will be used for school supplies, books etc. He was not able to get financial aid this year so it was up to me to provide to help him.? He is almost done with school but can not fail to miss this last year of 2010.

My financial situation:
I have been Employed by the school's districts transportation for over 11 years.? I also receive? S.S. My son will also help pay for this + My oldest son who has a secured job, monthly income and is willing to help if something goes wrong.

Monthly net income: $
1700
Monthly expenses:

??Car expenses: $ 0
??Utilities: $ 350 M
??Phone, cable, internet: $170 M
??Food, entertainment: $ 150 M
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2001	Debt/Income ratio:	53%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,066	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deerhunter35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 600-620 (Jul-2008) 540-560 (Aug-2007) 520-540 (Jul-2007)
Principal balance:	$1,719.66	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
payoff other 2 prosper/new heat/air
Purpose of loan:
This loan will be used to? pay off my previous prosper loan, my wifes prosper loan, and purchase a new heat/air unit ours went out!!? I previously asked for $7500 but my in-laws have offered to pay part of the expense! I want to pay off my wifes existing propser loan as well as mine and take whats left to put towards our ac/heat!? This way instead of having 3 loan payments we have 1.? The two other loans we have never been late nor will we ever be late.

My financial situation:
I am a good candidate for this loan because?I have been employed at the same company for 18yrs and my wife has been there 13yrs. We are up to date with all bills and are trying to improve our credit scores!? This loan repayment will come right out of the bank so its always paid on time everytime!? Remember as you look at the monthly expenses this is what my wife and I pay and we both work, it's just not? me paying myself.? We bring home 2280 monthly.

Monthly expenses: $ 1267
??Housing: $?0
??Insurance:? 59
??Car expenses: $ 484
??Utilities: $?250
??Phone, cable, internet: $?79
??Food, entertainment: $?100??
??Clothing, household expenses $
??Credit cards and other loans: $194?( 2?prosper loans)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$186.11

Auction yield range:	8.27% - 26.99%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1992	Debt/Income ratio:	35%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$63,473	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ezerkd	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 680-700 (Jul-2009) 640-660 (Dec-2007) 700-720 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying of a Loan
Purpose of loan:
This loan will be used to refinance an existing loan.? I currently have an existing loan that I owe approximately 4500.00 on.? I currently pay $400.00 a month on this loan.? The Prosper loan will allow for me to refinance my existing loan and give me a little longer to pay it off.? I hope to repay this loan in less than a two year period.? I have been current on all of my debts and plan to do so in the future.? Thank you in advance for viewing this listing.

My financial situation:
I am a good candidate for this loan because I have to continued to stay current with all of my debts and have paid some off in advance.? My goal is to be debt free within the next five years.? This loan will allow for me to reduce my monthly payments by about $200.00.? This loan will allow for me to put more money towards higher interest rate loans.

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $?250.00
??Insurance: $ 500.00
??Car expenses: $ 600.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 2500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,950	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 85% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 15% )	620-640 (Sep-2009) 620-640 (Aug-2009) 640-660 (Aug-2008)
Principal balance:	$1,445.53	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3510

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$82.34

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,696	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	KyEducator	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$3,185.72	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying My Property Taxes
Purpose of loan:
This loan will be used to?
Pay my property taxes on my townhome as seen in the picture provided.
My financial situation:
I am a good candidate for this loan because??I currently have a loan with prosper that I recieved 2 years ago and have kept current and made timely payments on this loan.? Also, I have a lot less debt than I did last time I recieved a loan from prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$117.34

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	13%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$647	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	formula4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to help me consolidate 4 credit cards. I am hoping that this will be a better rate than I am currently paying and be able to reduce my monthly payments and pay off the balances quicker.

My financial situation:
I am a good candidate for this loan because I do not pay anything late and determined to continue to improve my current credit score and get myself into a better situation. I am currently in school full time, as is my wife while I work full time. I should be graduating soon with my bachelors which will allow me to move into a better financial situation and be able to reduce my debt even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$687.43

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1995	Debt/Income ratio:	38%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,459	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	supreme-peace	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Learning Lessons
Purpose of loan:
This loan will be used to? pay off credit card debit used to furnish my newly purchased?home. I went from a one bedroom apartment, to a three bedroom, living room, family room, dining room, 2 bath...when I awaken from my dream, real issues arised when asbestos fell from under the home's siding and to have it properly removed and rewrapped cost $10,000 and my 99 mustang needed a new transmission.....now I'm learning a harsh lesson...save for rainy days not sunny dreams.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time every month. My job is secure (thank God), I'm a licensed practical nurse at a steadliy growing surgery practice (www.chrias.com), who is preparing to take the state boards to become a registered nurse (thanking God, again) Also in the process of obtaining a part-time job to help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,171	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ferocious-wealth	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First order for Inventory
Purpose of loan: Inventory: University logo laptop and net book sleeves made from neoprene
This loan will be used to? order my first 1000 units/sleeves and advertisement in school newspaper

My financial situation: I am full time college student with a part time job tutoring 3 middle school students in English
I am a good candidate for this loan because? I have been awarded the trademark by the University of Oregon to use on my laptop sleeves. These sleeves will be sold throughout the 10 Oregon shops and online.

Monthly net income: $ 1,500

Monthly expenses: $ 800
??Housing: $ 240 ????
??Insurance: $ 60
??Car expenses: $ 50
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,401	Occupation:	Investor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enthusiast758	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
10% Funding for Oil Futures Contrac
Purpose of loan:
This loan will be used to fund 10% of a Light Sweet Crude Oil futures contract. The total Investment in this fund will be $50,000 with several partners involved.

My financial situation:
I am a good candidate for this loan because I have current MOM ROI of 303%. In addition, I have over a year experience tranding on the NYMEX futures market as well as experience in the commodity currency exchange. I am currently the CEO and Senior Managing Partner of a closed fund LLP. Assets to date are $225,912. I am in need of separate capital to begin a new fund within Crude Oil and commodities market.

Monthly net income: $ 5,700

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1984	Debt/Income ratio:	24%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	24y 8m
Amount delinquent:	$1,494	Revolving credit balance:	$10,160	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	crollins	Borrower's state:	WestVirginia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 620-640 (Apr-2008) 620-640 (Mar-2008) 640-660 (Aug-2007)
Principal balance:	$1,255.10	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Emergency! I need a new roof now!
Purpose of loan:
This loan is for a new roof, windows and plaster repairs to our home.

My financial situation:
I am a full time educator and with my husband, we have a combined income of around $70,000.? I have paid every month on time with my first loan and will do so with this loan.? We would like to update the home to get it ready to sell in?2 years.?

Monthly net income: $ 5000
Monthly expenses: $
??Housing: $?700
??Insurance:?Paid in housing expense
??Car expenses: $?200??
??Utilities: $ 300
??Phone, cable, internet: $60
??Food, entertainment: $?100
??Clothing, household expenses $100
??Credit cards and other loans: $ 152
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$200.49

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	26%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$39,061	Occupation:	Judge
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tender-return0	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit debt
Purpose of loan:
This loan will be used to pay down credit debt.

My financial situation:
I'm a good candidate for this loan because I have secure employment and great payment history.? Honestly, I am sick and tired of paying big companies interest and love the idea of peer to peer lending.? When I first read about peer to peer lending it got me to thinking that this is one way we can start to control our own future and remove some control from corporations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1987	Debt/Income ratio:	46%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	0y 9m
Amount delinquent:	$610	Revolving credit balance:	$183,980	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chachamama	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 75% )	660-680 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	5 ( 25% )	680-700 (Feb-2008)
Principal balance:	$7,395.20	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
To take care of my invalid mother
Purpose of loan:
This loan will be used to? Remodel a bedroom and bath in my house in order to take care of my invalid mother who requires constant care.?

My financial situation:
I am a good candidate for this loan because?I have good income, been in my profession over 20 years, own my home. ?

Monthly net income: $ 7200

Monthly expenses: $ 5574
??Housing: $?1863??Insurance: $ 400
??Car expenses: $ 600
??Utilities: $ 211
??Phone, cable, internet: $ 230
??Food, entertainment: $ 350
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 1650
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$347.98

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	29y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,825	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	transparency-ninja6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards

My financial situation:
I am a good candidate for this loan because?My income has been steady and is even up during this recession.?I have credit card debt to pay?
off because I encured legal expenses and a lump sum payment to end any future alimony payments after a divorce following a 31 year year marriage. My credit reflects no late payments, but a relatively high amount due to recent closing of some accounts because of divorce. One?
time legal fees?etc..???

Monthly net income: $ 15000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 350
??Car expenses: $ 816
??Utilities: $180??Phone, cable, internet: $ 120
??Food, entertainment: $ 250
??Clothing, household expenses $ 340
??Credit cards and other loans: $ 450
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1978	Debt/Income ratio:	32%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,006	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	obedient-asset	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay taxes/wood structure/siding
Purpose of loan:
This loan will be used to? pay my property taxes, make house repairs and pay appraisal fees????????

My financial situation:
I am a good candidate for this loan because?I have stable income and?am?conscientious about paying my financial obligations? Thus I work odd jobs to make sure this is accomplished.?

Monthly net income: $ 39720.00

Monthly expenses: $
??Housing: $?848
??Insurance: $?125
??Car expenses: $ 419
??Utilities: $ 245
??Phone, cable, internet: $?195
??Food, entertainment: $ 200
??Clothing, household expenses $ 125
??Credit cards and other loans: $525
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$42,136	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	14
Screen name:	extraordinary-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
main
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	18%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	18	Length of status:	0y 2m
Amount delinquent:	$5,046	Revolving credit balance:	$600	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	24pinkstar24	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 3% )	520-540 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Wedding in T minus two weeks
Purpose of loan:
This loan will be used to pay for the final expenses for our wedding. We have been together for almost 9 years and we are finally getting married. Unfortunately during the course of this we have had a few bumps along the way that we are trying to fix. We just need enough to pay for the last few expenses leading up to the big day.

My financial situation:
I am a good candidate for this loan because I work hard and take care of my business. Unfortunately I have had some credit issues and cleaning them up has been a real challenge. I have borrowed from prosper lenders before and am a great candidate for this loan. you will get all of your money back with your part of the interest and it is my goal to pay it back as fast as I can and then help other people in my situation and learn how not to be in my situation. I am truly greatful to all prosper lenders because they really give hope to people that need it.

Monthly net income: $

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 60
??Car expenses: $ 350
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $?75
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$503.63

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	20.44%
Lender servicing fee:	1.00%	Estimated return:	4.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1998	Debt/Income ratio:	56%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,504	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mjmorales21	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	620-640 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007) 540-560 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
2nd Prosper Loan, Paid off #1
This is my second prosper loan.? I have paid my first loan off in full and was NEVER late!!!

Please note the trend of my credit score increasing.? I have used my previous Prosper money to get my credit paid off and to increase my score!

First, I would like to thank all the lenders for taking the time to read my listing, and considering to help me consolidate my debt.
I was born in Guatemala. I came to the U.S.?and?did not speak any English. I went on to graduate with a Bachelor?s Degree in Psychology from Santa Clara University.

My only 120 day late payment on my credit report came in?10/2002 when I was backpacking in Europe. It was on a $123 amount from Structure. I paid that when I returned.
My only 90 day late payment on my credit report came in?10/2003 when I was out of work for those three months. I made my full payment in?11/2003.
I have no public records, bankruptcies, charge offs or collection accounts. I pay all my bills and I try to always pay them on time.

I have a steady net income of $2900 a month from my employer.

I plan on using this loan to pay off the rest of my debts and to pay for my wedding.? All of my credit cards have recently sent me letters indicating that they have raised my APR?to 29.99%.??They also lowered my?credit limit which has lowered my credit?score?since it?now appears I am using all my available credit.? My?monthly budget is as follows: $1200 Rent
$60 DirecTV
$80 PG&E
$100 T-Mobile Cell
$30 Water and Garbage
$20 Earthlink DSL
$300 Food and Groceries
$140 Student loan
$0 Car - company car w/ gas included
$0 Car Insurance - company car w/ gas included
$0 Gas - company car w/ gas included
$75?Entertainment
$75 Miscellaneous
$2080 monthly expenses
With an income of $2900 a month and an expense of less than $2100 a month,?I have well over $800 to use in repaying this loan.? I want it to be known that I am a?very honest person, and, if I do receive assistance with this amount I am requesting, I see absolutely no problem in paying it off efficiently.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1981	Debt/Income ratio:	81%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	9y 5m
Amount delinquent:	$564	Revolving credit balance:	$44,326	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	thorough-market	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for school books
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1996	Debt/Income ratio:	82%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,236	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	worldly-reward7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to buy a Party Bus
Purpose of loan:
This loan will be used to?Purchase the party bus to start a business.?

My financial situation:
I am a good candidate for this loan because?I have been in the busing industry for 30 years.? I have the ability to drive the bus, repair the bus, and have great ideas on how to market and sell my services to make this a successful business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$94.38

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1994	Debt/Income ratio:	27%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	24 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	34y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,016	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	careful-funds	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wife Having Surgery
Purpose of loan:
This loan will be used to? replace income lost due to wife's surgery. She is having knee replacement surgery and will be off from work for 10-12 weeks.

My financial situation:
I am a good candidate for this loan because? I have worked for my employer (Norfolk Southern Railway) for 34 years. I am a steady worker who pays my bills on time and I do not want to get behind financially while my wife is out of work. Thank You

Monthly net income: $ 4000.00 ????
Monthly expenses: $? 3750.00
??Housing: $ 1250.00
??Insurance: $
??Car expenses: $ 200.00
??Utilities: $ 450.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 250
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 950
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	28%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$222,041	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coin-caravan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my Bank of America MBNA credit, which is currently on a variable interest rate.? I need to have this credit card on a fixed interest rate as soon as possible.

My financial situation:
I am a good candidate for this loan because I have two jobs and I am a workaholic.? I am a business owner of a biotechnology calibration company for the past 9 years for my first job and I work for a biotechnology company as a Calibration Program Specialist for my second job.? I have good credit score and generate good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$437.88

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1996	Debt/Income ratio:	27%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,672	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	burghfan	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 700-720 (Aug-2008)
Principal balance:	$6,653.42	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Reduce rate on credit cards
Purpose of loan:
This loan will be used to allow us to replace our high interest cards with a low fixed payment.

My financial situation:
I am a good candidate for this loan because I have an excellent job and excellent repaying ability. I just need lower rates that the bank are unwilling to give. I have no problem making our payments. The interest rates on these cards restrict us from paying them off as quickly as I would prefer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$164.27

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,467	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevenm8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Website and Advertising
Purpose of loan:
This loan will be used to??

I am a self employed attorney.??I do not have a website for our?the firm and plan to create one.? This loan will be used for website design.?

We have inquired about obtaining a line of credit from our bank, but they will only provide a minimum loan of $25,000.? We do not need or want a loan that large.

My financial situation:
I am a good candidate for this loan because?

I have been self employed for?more than nine years and pay?most bills in full?each month.? However, clients have become slower to pay their monthly invoices because of the economy, and this creates a cash flow strain.??I believe that the website will generate new clients and will quickly pay for itself.

I have been a lender on Prosper for a year and a half, and have had only good experiences.? I want to test the market as a borrower.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1460
??Insurance: $ 565
??Car expenses: $?150
??Utilities: $ 100
??Phone, cable, internet: $?165
??Food, entertainment: $ 550
??Clothing, household expenses $ 130
??Credit cards and other loans: $ 750 credit cards + $525 student loans
??Other expenses: $?160?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,561	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thrilling-basis8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need $$$ for Books
Purpose of loan:
To pay for a few books that are required for me to perform well in my classes for this semester.

My financial situation:
Because I will definitely be able to pay it back, IN FULL, due to me recieving a large grant through my school at the end of January. I am also an excellent student, and have a 3.81 GPA (on a 4.0 scale).

Monthly net income: $ 825

Monthly expenses: $
??Housing: $ 425.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 75.00
??Phone, cable, internet: $ 0
??Food, entertainment: $?25.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$598.75

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1989	Debt/Income ratio:	30%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	1y 1m
Amount delinquent:	$4,496	Revolving credit balance:	$2,707	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FloridaMortgagePro	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	660-680 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	2 ( 8% )	720-740 (Aug-2007) 600-620 (Jan-2007) 600-620 (Dec-2006) 600-620 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Business Expansion Capital Needed
I have recently invested over $30,000 into a new company.? We are the exclusive master distributor of Liquid Energizer Energy Drinks.? It is a line of energy drinks that is second to none.? Our original tastes like Red Bull without the after taste, our Green is similar to Monster and then we have a Pomegranate, Mango, Orange and Sugar Free.?

Purpose of loan: Expansion and marketing of a beverage distribution company

My financial situation: I have managed many high profile retail big box companies and know the importance of P & L and budgeting. I always pay my debts on time or early.? I am an entrepreneur and am always driven to succeed.

Monthly net income: $4800.00
Monthly expenses: $ 2576.00 ?
Housing: $1000.00? ?
Insurance: $300.00? ?
Car expenses: $596.00? ?
Utilities: $180.00? ?
Phone, cable, internet: $100.00? ?
Food, entertainment: $300.00? ?
Credit cards and other loans: $100.00
FDC is a family owned company.? Honesty, Integrity and Value are our core principals. We value our employees with the same degree that we service our customers. Our core consists of three men with over 70 years of Management and Business Ownership experience. My brother has over 15 years management in the beverage industry. He has come from the powerhouses such as Coca Cola and Budweiser. I have over 20 years management experience and have led the charge of Fortune 500 companies like Lowe?s and The Home Depot. Our father has been a proud business owner/manager for over the past 40 years. By combining their experience and principals they founded FDC, a full service beverage distribution company.
FDC partnered up with Smart Beverage Corp which manufactures Liquid Energizer Energy drinks and Bella Voda Premium Artesian Water.? Not only is Liquid Energizer the best tasting energy drink on the market rivaling all the industry leaders, it has 6 amazing flavors in the line up. The origianl tastes like Red Bull w/o the after taste, our Green rivals Monster and the other flavors are phenomenal. With top notch ingredients and being loaded with B-Vitamins, Taurine, Niacin and the selection of six flavors; Liquid Energizer will satisfy any pallet. FDC distributes Liquid Energizer, Bella Voda and TNT the exclusive export energy drink in Florida, Jamaica, Bahamas, Dominican Republic and in South America.

Currently, we are not taking a salary from the Energy drink company, so that we can continue to reinvest the money back in and grow.? This is a sure loan and will undoubtedly be paid off early, just as my last prosper loan was.? My last prosper loan never had a late payment and was paid off approx a year early.? reference: www.liquid-energizer.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$812.75

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2001	Debt/Income ratio:	52%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,650	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	scrappy-yield	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
The purpose of this loan is to consolidate my credit card debts on one payment. I am also looking to pay this off in an accelerated schedule.

My financial situation:
I am a good candidate for this loan because?I always pay my monthly payments and now i will be able to pay off one loan with this new loan from prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1975	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 2m
Amount delinquent:	$15,914	Revolving credit balance:	$5,390	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008)
Principal balance:	$2,181.63	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
REFI PROVEN BORROWER
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
THANK YOU TO EVERYONE WHO BID ON MY LAST LISTING.I thought having a proven record with Prosper would help me get bids but I have relisted several times. In November I will have 920. more in income.? I have faithfully paid my current loan on time every month?by?auto deduction.?? My?credit score?is 60 points higher than when I got my first Prosper Loan.??I am a good candidate for this loan because..I am a good honest person who?is DETERMINED TO BE DEBT FREE.? My daughter and grandaughter were killed and surviving children came to live with me. It has?been a tought time but it is getting better.?This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills. YOUR HELP WILL BE SINCERELY APPRECIATED.?
Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2007	Debt/Income ratio:	81%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	payout-aviary	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for accessories
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	2%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	point-prairie	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Peaceful Mind!
Purpose of loan:
This loan will be used to? help me buy a car

My financial situation:
I am a good candidate for this loan because? I have NEVER paid a bill late in my life!

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.19%	Starting borrower rate/APR:	9.19% / 9.53%	Starting monthly payment:	$127.55

Auction yield range:	3.27% - 8.19%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1987	Debt/Income ratio:	12%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,676	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worthy-justice	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof and Garage Repairs
Purpose of loan:
This loan will be used to put a new roof on my house and garage and some garage repairs.

My financial situation:
I am a good candidate for this loan because I understand the value of money.? I have been through money troubles in the past and have become disciplined in my budgeting and repayments.? I have been able to use savings and cash for all my expenses for the last 4 years, rather than using a credit card - something I am very proud of.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$611.35

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1995	Debt/Income ratio:	34%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,834	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	friendly-balance7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to be a Nice Guy
My wife's sister just left an abusive?marriage and moved in with us last month. She came to us with the clothes on her back and a good attitude. We have been letting her live with us and we have been paying all of her bills. To make her situation worse her car is breaking down. The transmission and the brakes are going out on her 2001 Kia Spectra and we all believe it is time?for her to get?a vehicle to get her back and forth from work rather than repair a failing vehicle. ?What we were hoping to do is get a personal loan to pay off my wifes car so we can hand her the keys. My wife owes $9200 on her 2006 Pontiac Grand Prix and if we could release the loan then her sister could have transportation. I would like to have an additional $5300 to pay off a high interest loan so when we purchase another car for my wife we have some wiggle room with monthly charges.

I am a good candidate for this loan because I have excellent credit and have never defaulted on a loan. In fact every loan I have secured?has paid off early. Our money situation is not tight as both my wife and sister in law work. The reason?I am submitting an application here is because her situation is becoming time sensitive and the banks I have dealt with is asking for collateral in the loan with I do not have at this time. For anyone willing to help us, God Bless you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$259.07

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	29%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,165	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	2
Screen name:	intuitive-listing8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of my credit cards
That is my son in the pic

This loan will be used to? To help me pay off my higher interest credit cards. To build a relationship with prosper community for future help if needed.

My financial situation:
I am a good candidate for this loan because?? I am a Psychotherapist and I have a consistent income working at a Mental Health Center.? I pay my bills on time. I? own my own mobile home. Please feel free to ask me any question.

Monthly net income: $ 2,920.00

Monthly expenses: $ 2150.00
??Housing: $ 500.00
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$234.18

Auction yield range:	4.27% - 11.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	53	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$266,216	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	atlmoneyman	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender Seeking New Funding
SEEKING PROSPER FUNDING BECAUSE:

I've been curious about obtaining funds here for potential re-investment for some time.? I have over $8000 in prosper loans active currently, which are generating nice returns?now.

My credit record is spotless for decades, and I've used my good credit to obtain low interest loans for many successful investments over the years.??? I have other cash avail from 401ks/IRA/home equity?as a fallback my income projections fall short moving forward--so bid with confidence.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$403.22

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	11%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	2y 9m
Amount delinquent:	$18,930	Revolving credit balance:	$1,751	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	value-crusader5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof, gutters and siding
Purpose of loan:
This loan will be used to replace the roof,?gutters and bay window on my house.? This is not a cosmetic upgrade, this is being done to prevent damage as each of these need to be replaced within the next 6 months.

My financial situation:
Although I have had some financial difficulty over the past few years due to a business failure in 2007, I am finishing up the process of negotiations with creditors and structuring a reasonable re-payment plan that sees each paid off within the next two years.? While also allowing enough of a cushion to make sure I do not end up in trouble again, putting me into a strong position headed into 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	29%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$445	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	128%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	friendly-trade9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying home-got to get rid of thing
Purpose of loan:
This loan will be used to?get rid of small credit items that?are lowering my credit score?

My financial situation:
I am a good candidate for this loan because I am currently on a two year contract which will insure?
job secruity. Get paid every two weeks.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,201	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vgees23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off all my high interest credit cards.? I have finally decided to take the first step and get out of credit card debt.? I have never missed a payment or had a late payment on my credit cards.? But I have not had the resources to pay them down.? I have always lived within my means.? Most of my credit card balances accrued from paying past medical and auto bills.?

My financial situation:
I am a good candidate for this loan because I have always paid any loan I have ever taken.? I was recently married and am using this loan to pay off debts to start my marriage off on solid ground.

Monthly net income: $ 2200 ????

Monthly expenses: $ 1400
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.29%	Starting borrower rate/APR:	29.29% / 31.66%	Starting monthly payment:	$105.16

Auction yield range:	17.27% - 28.29%	Estimated loss impact:	19.65%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	20%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,513	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-transaction-producer	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes & credit cards.
Purpose of loan:
This loan will be used to? Pay real estate taxes on rental home & pay off credit cards.

My financial situation:
I am a good candidate for this loan because? i am going to use this money to consolidate smaller bills and elliminate a few payments per month until my rental sells.????

Monthly net income: $ 1000.00

Monthly expenses: $
??Housing: $
??Insurance: $?75.00??Car expenses: $ 130.00
??Utilities: $?75.00??Phone, cable, internet: $ 70.00
??Food, entertainment: $?150.00?Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$401.44

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1997	Debt/Income ratio:	15%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$570	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cm75715	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Kitchen & bath remodel, flooring
Purpose of loan:
This loan will be used to? Remodel the kitchen and bathrooms with new cabinets, countertops, appliances, lights and flooring. Also to put a fresh coat of paint on the interior and replace existing carpet

My financial situation:
I am a good candidate for this loan because? I have sufficient income to cover payments, and very low debt.

Monthly net income: $ 6,875

Monthly expenses: $
??Housing: $ 732
??Insurance: $ 87
??Car expenses: $ 566
??Utilities: $?130
??Phone, cable, internet: $ 75
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 60 gym

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	18	Length of status:	4y 3m
Amount delinquent:	$986	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jhs77346	Borrower's state:	Texas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	700-720 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	740-760 (Feb-2007)
Principal balance:	$3,386.62	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
New office working capital
I am an insurance agent for Farmers Insurance and a Texas real estate broker.? I have opened a new office and doubled my staff size.? I need 3 months worth of capital to make sure I can pay everything (office rent, phones, supplies, electricity, and payroll) on time.? The current income of $15K per month is enough to pay all those now, but I need a cushion.? I believe in Prosper and I will be a lender once my agency is running at its potential.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,888.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$125.45

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1981	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$133,373	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momgwen	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$1,116.05	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Help Me Lower My Interest Rate!
Purpose of loan:
This loan will be used to pay off a credit card account that is closed.? I had used the card to pay tuition expenses for my son.? The bank won't negotiate a lower rate.? I just want to get this paid and need a decent rate to get it paid in the time period I have planned.
My financial situation:
I am a good candidate for this loan because I have been with the same company for 21 years and have recently been promoted to a position with a very stable national company.? I have always paid my mortgage and other bills on time.? The majority of my revolving debt includes an unsecured bank loan at 10% that we used for medical expenses for our younger son that was not covered by our insurance.? That loan will be paid in full within the next 60 months.?? The money was well spent--he got his life back on track and is entering graduate school in January.? I also have an education loan for my older son that will be paid off within the next 24 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.04%	Starting borrower rate/APR:	27.04% / 29.37%	Starting monthly payment:	$118.46

Auction yield range:	8.27% - 26.04%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1995	Debt/Income ratio:	8%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,408	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-transaction-sensor	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate my current credit card bills.

My financial situation:
I am a good candidate for this loan because I have worked with the same company for over 15 years.?? I make a good salary and am dependable on paying my bills.?? I've worked very hard to clean up my credit and will continue to do so.?? I dream is to buy my own home in the next 2 years.?

Monthly net income: $ 4,200.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 53.00
??Car expenses: $ 400.00
??Utilities: $?186.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	9%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	20y 0m
Amount delinquent:	$7,964	Revolving credit balance:	$985	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	just-gettin-by	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repair (Shower)
Purpose of loan:
This loan will be used to? To redo shower from a leak that struck after we purchased the home.

My financial situation:
I am a good candidate for this loan because? I have always paid my debts, no matter what!

Monthly net income: $ 3500.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1987	Debt/Income ratio:	12%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wampum-ringleader3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom
Purpose of loan:
This loan will be used to?Pay for the wedding costs for my Fiancee & me to get married.

My financial situation:....is sufficient for two people to live on with out worrying about the bills.
I am a good candidate for this loan because? For the most part I have always paid on time.I set things like this loan on automatic pay at my bank. That way it is never forgotten.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$178.44

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,417	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	720-740 (Sep-2009) 700-720 (Aug-2009) 640-660 (Nov-2007)
Principal balance:	$2,209.62	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?PAY OFF MY FIRST LOAN WITH PROSPER/?CONSOLIDATING MY CREDIT CARD DEBT TO ONE PAYMENT.?

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB, AND I AM NEVER LATE ON MY BILLS. THE ONLY LATE PAYMENT SHOWING WAS WITH PROSPER AND THAT WAS DUE TO A BANK ERROR, THE PAYMENT CAME OUT THE NEXT DAY. I AM A CREDIT NUT I CAME OUT OF BANKO 5 YEARS AGO AND MY CREDIT IS NOW 720? SO I HAVE WORKED VERY HARD TO GET MY CREDIT BACK, I CAN ASSURE YOU YOUR LOAN IS SAVE.
DO TO A DIVORCE I HAD TO FILE CHPT 7. AND CAN ASSURE YOU I WILL NEVER GET IN THAT SITUATION AGAIN. I DONT KNOW WHY PROSPER IS SCORING ME SO LOW, UNLESS IT IS BECAUSE OF ONE WEEK LATE PAYMENT/ OR MY BANKO YEARS AGO. BUT I HATE GOING TO BANKS, AND I LOVE THE CONVIENCE OF THIS WEBSITE. THE REST IS UP TO YOU!!!!!!!!!!!!!!!!!!!? THANK YOU FOR YOUR HELP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2002	Debt/Income ratio:	20%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,149	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Ethanboi	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 620-640 (Oct-2007) 600-620 (Apr-2007)
Principal balance:	$2,449.75	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
PhD a Fantasy?
Purpose of loan:
Relocation expense/debt consolidation/Graduate school expenses

My financial situation:
Able to pay minimums in all instances, sans hospital costs. Religious existing Prosper customer (loan payoff scheduled for December '09). Wife's job loss and has presented a challenge this year. We are potentially relocating in December to escape the financial drain of living in Chicago. New position has higher wage with 20% overall decrease in cost of living. Difference should put us in a great position. Need the loan to reorganize existing financial situation, payoff hosipital, help with relocation expense, and aid in payments for PhD program until that time.

Monthly net income: $
$6,000

Monthly expenses: $
??Housing: $?1733
??Insurance: $ 120
??Car expenses: $ 800
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$435.54

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1980	Debt/Income ratio:	18%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momentous-money0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New business venture
Purpose of loan:

I am seeking a business loan for?our newly launched company.? My wife and I launched our business a little over a month ago and we have received such a great response to our concept.? We have had press write-ups about our business and are seeking funding to grow.? Our concept is organic cocktail catering and also we are in the process of creating our first product, an organic sparkling beverage.?The additional funding will help us with flavor formulations, packaging design, production and marketing.? Even in this infancy stage?of only a concept, we have businesses?interested in purchasing our products for their eco-friendly events and also restaurants interested in serving our beverage as a soda alternative - more upscale.? This has been a dream of my wife's to create an?eco-beverage and I am hoping with the help of Prosper.com I can make her dream a reality - for?us and our 9-year old son.?

My financial situation:
I am a good candidate for this loan because while my wife and I are creating our business we are still both working full-time.? We pay our bills on time and as the business grows we will be generating more additional income.

Monthly net income: $5,000 (My wife's monthly net income is $5,500)

Monthly expenses: $
??Housing: $ 2,000
??Insurance: $ 120
??Car expenses: $?200
??Utilities: $ 250
??Phone, cable, internet: $ 179
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 40
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$140.77

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	16%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,124	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	conocybe	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$795.31	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Auto loan
The loan will be use to buy a jeep Cherokee . I have made every payment on time on my last loan from prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$94.38

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1995	Debt/Income ratio:	18%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,837	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	HokieFan99	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Work Furlough and Credit Card Help
Purpose of loan:
This loan will be used to help cover a company mandated unpaid furlough week.? My company is unfortunately having us take an unpaid week off.? This will be difficult on me financially and I've got an American Express bill that is high this month due to some unexpected expenses including car maintenance.? This loan would be a tremendous help in getting through a tough time in this economy.?

My financial situation:
I am a good candidate for this loan because? I have a good job with a steady income.? My job is secure despite the company mandated furloughs.? I pay my bills on time.? Some of my past issues with late payments years ago were due to layoffs from companies that went out of business.? I would really appreciate the loan and would certainly be able to pay it back on a monthly basis.? I'm a good, honest, hard working person that has just had some hardships in this economy.? The loan will be strictly to help me get through some tough times at the end of the year.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 795
??Insurance: $ 50
??Car expenses: $ 400 car payment, around $100 monthly for gas.
??Utilities: $ 30 electric bill
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000 typically
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	7y 10m
Amount delinquent:	$1,413	Revolving credit balance:	$366	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	scholarly-gain	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising material needed
I am an accountant in Florida and plan to use the funds from this loan to buy advertising material for the upcoming tax season. I have over 250 clients and need funds for the standard mail-outs to each client as well as some new advertising material I would like to purchase this year in an effort to expand my business. Also, I will be buying tax software with the funds.

I believe I am a good candidate for this loan because my business has been established since 2002 and it continues to grow steadily.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1987	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$63,392	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unassuming-trade7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business loan to expand LEGO museum
Purpose of loan:
Expand our inventory.? Purchase of physical goods.

My financial situation:
Very good.? Not sure why the above states I do not own the house.? But we own 8 properties in total.? We only have a mortgage on the one property.? The unmortgaged properties amount to approx $1500.00 a month in rental income.? Rest is from physical sales of goods.? Currently we are running three companies off my personal credit rating (aka: very high debt to available ratio), but all of that debt is secured by stock and inventory in the companies.? Not sure how to change my credit score, but I have no missed payments, no problems, and considering the amount of money spent on the projects a very small amount of debt.

Monthly net income: $ 8300.00+

Monthly expenses: $
??Housing: $ 420.00
??Insurance: $ 120.00
??Car expenses: $ 80.00
??Utilities: $ 500.00
??Phone, cable, internet: $200.00
??Food, entertainment: $100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1969	Debt/Income ratio:	28%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	44	Length of status:	9y 10m
Amount delinquent:	$559	Revolving credit balance:	$2,880	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	63%	Stated income:	$1-$24,999
Delinquencies in last 7y:	43	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	pappytom	Borrower's state:	Pennsylvania	Borrower's group:	Heaven Cent
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 93% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	3 ( 7% )	560-580 (Dec-2007) 520-540 (Jun-2007) 520-540 (May-2007)
Principal balance:	$402.24	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Son Has CP need some Help
Purpose of loan:
This loan will be used to? Purchase Propane and to help with the holidays..

My financial situation:
I am a good candidate for this loan because?I am a good candidate for this loan because I have proved myself responsible with my other loans.Paid the one off early and Have my other one on time.I am trying to climb a mountain to keep maintaing credit.Things keep getting in the way.we recentley redid our mortgage and lowered our payment.The money we saved we need for closing costs and the the blower motor went in my car.I was in a bad situation where I had to retire early due to health problems.I had a mild heart attack and degenerative arthritis.Now I am also a diabetic which keeps me from doing things.That I normally would do.I havea son who has CP which is terminal He needs 24/7 care.My wife has been off due to several surgeries on her feet.We are trying very hard to climb back up and its difficult sometimes.We had our bancruptcy which is discharged Because of our mortgage being sky high.That is why we recently had it Done by another financial institution.That will save alot of money.Our taxes are also inclued which has saved us alot.But it all came so suddenly.We need someone to believe in us.We want to stay in contact with Prosper and build a trust.If there are any questions.Please feel free to ask.Thanks for taking the time to read this and God Bless..Tom

Monthly net income: $ 2546.00(Wife gets780.00 for son)

Monthly expenses: $
??Housing: $ 683????
??Insurance: $ 116????
??Car expenses: $0Utilities: $115?????
??Phone,45 cable50, internet: $ 17.50
??Food, entertainment: $200
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$85.64

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	17 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,515	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Love789	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-740 (Sep-2009) 620-640 (Jul-2008)
Principal balance:	$2,545.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off credit cards
Purpose of loan:
I am in the process of paying?off my credit cards and my credit score history shows an improvement by more than 100 points since my last loan. That is amazing.

My financial situation:
I am a good candidate for this loan because I always pay my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.25%	Starting borrower rate/APR:	7.25% / 7.59%	Starting monthly payment:	$38.74

Auction yield range:	3.27% - 6.25%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1999	Debt/Income ratio:	35%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AJ8981	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in Prosper - No Risk
GUARANTEED RETURN. LOOKING TO REINVEST.

Purpose of this loan is simple. I am looking to reinvest capital back into Prosper.

I am a good candidate for this loan because I carry no debt (outside of Student Loans) and I have never been late or missed a payment. Of course, let me know if you have any questions I can answer.
Information in the Description is not verified.